            As filed with the U.S. Securities and Exchange Commission
                               on February 24, 2003


                        Securities Act File No. 33-12343
                    Investment Company Act File No. 811-5039

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [  ]

                           Pre-Effective Amendment No. ___                 [  ]


                         Post-Effective Amendment No. 23                   [  ]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


                              Amendment No. 24                              [ ]


                        (Check appropriate box or boxes)

                         Credit Suisse Fixed Income Fund
       (formerly known as Credit Suisse Warburg Pincus Fixed Income Fund)

               (Exact Name of Registrant as Specified in Charter)


         466 Lexington Avenue
         New York, New York                              10017-3140

         -----------------------------------------------------------
         (Address of Principal Executive Offices)        (Zip Code)



       Registrant's Telephone Number, including Area Code: (212) 875-3500

                                Hal Liebes, Esq.
                         Credit Suisse Fixed Income Fund
                              466 Lexington Avenue
                          New York, New York 10017-3140


                     (Name and Address of Agent for Service)

                                    Copy to:


                            Dianne E. O'Donnell, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:  February 28, 2003.


It is proposed that this filing will become effective (check appropriate box):

[ ]     immediately upon filing pursuant to paragraph (b)


[x]     on February 28, 2003 pursuant to paragraph (b)


[ ]     60 days after filing pursuant to paragraph (a)(1)

[ ]     on (date) pursuant to paragraph (a)(1)

[ ]     75 days after filing pursuant to paragraph (a)(2)

[ ]     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus


             COMMON CLASS
             February 28, 2003

                        - CREDIT SUISSE
                         INVESTMENT GRADE BOND FUND


                        - CREDIT SUISSE
                         NEW YORK MUNICIPAL FUND

                        - CREDIT SUISSE
                         FIXED INCOME FUND

                        - CREDIT SUISSE
                         GLOBAL FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                           CONTENTS

KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           5
   Investor Profile...............................           6

PERFORMANCE SUMMARY............... ...............           7
   Year-by-Year Total Returns.....................           7
   Average Annual Total Returns...................           8

INVESTOR EXPENSES................ ................          12
   Fees and Fund Expenses.........................          12
   Example........................................          13

THE FUNDS IN DETAIL............... ...............          14
   The Management Firms...........................          14
   Multi-Class Structure..........................          15
   Fund Information Key...........................          15

INVESTMENT GRADE BOND FUND........... ............          16

NEW YORK MUNICIPAL FUND............. .............          19

FIXED INCOME FUND................ ................          22

GLOBAL FIXED INCOME FUND............ .............          25

MORE ABOUT RISK................. .................          28
   Introduction...................................          28
   Types of Investment Risk.......................          28
   Certain Investment Practices...................          30

MEET THE MANAGERS................ ................          34

ABOUT YOUR ACCOUNT............... ................          36
   Share Valuation................................          36
   Account Statements.............................          36
   Distributions..................................          36
   Taxes..........................................          37
   Buying Shares..................................          39
   Selling Shares.................................          42
   Shareholder Services...........................          44

BUYING SHARES.................. ..................          39

SELLING SHARES................. ..................          42

SHAREHOLDER SERVICES.............. ...............          44

OTHER POLICIES................. ..................          45

OTHER INFORMATION................ ................          46
   About the Distributor..........................          46

FOR MORE INFORMATION............... ..............  back cover

Each fund's Common Class is closed to new investors other than those described on page 39.


                          KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES



----------------------------------------------------------------------------------------------
FUND/GOAL                    PRINCIPAL STRATEGIES         PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND   - Invests at least 80% of    - Credit risk
Total return                 its net assets, plus any     - Foreign securities
                              borrowings for investment   - Interest-rate risk
                              purposes, in investment     - Market risk
                              grade fixed-income
                              securities (average credit
                              rating of A)
                             - Uses sector rotation and
                               security selection as
                               primary sources of
                               performance
----------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND      - Invests at least 80% of    - Credit risk
To maximize current          its net assets, plus any     - Geographic risk
interest income exempt from   borrowings for investment   - Interest-rate risk
federal income tax and New    purposes, in New York       - Market risk
York state and New York       municipal securities        - Non-diversified status
City personal income taxes,  - Normally maintains a
to the extent consistent      weighted-average portfolio
with prudent investment and   maturity of between three
the preservation of capital   and 10 years
                             - Emphasizes
                             investment-grade securities
----------------------------------------------------------------------------------------------
FIXED INCOME FUND            - Invests at least 80% of    - Credit risk
To generate high current     its net assets, plus any     - Foreign securities
income consistent with        borrowings for investment   - Interest-rate risk
reasonable risk and,          purposes, in fixed-income   - Market risk
secondarily, capital          securities
appreciation                 - Normally maintains a
                               weighted-average
                               portfolio maturity of 10
                               years or less
                             - Favors investment-grade
                               securities, but may
                               diversify credit quality
                               in pursuit of its goal
----------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND     - Invests at least 80% of    - Credit risk
To maximize total            its net assets, plus any     - Foreign securities
investment return            borrowings for investment    - Interest-rate risk
consistent with prudent       purposes, in fixed-income   - Market risk
investment management,        securities of issuers       - Non-diversified status
consisting of a combination   located in at least 3
of interest income,           countries, which may
currency gains and capital    include the U.S.
appreciation                 - Favors investment-grade
                               securities, but may
                               diversify credit quality
                               in pursuit of its goal
                             - Investment decisions are
                               based on fundamental
                               market factors, currency
                               trends and credit
                               quality.
----------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

All funds

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

Investment Grade Bond Fund, Fixed Income Fund, Global Fixed Income Fund


   Since these funds invest in foreign securities, they carry additional risks that include:



 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although a fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK

New York Municipal Fund


   A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK

All funds


   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

All funds



   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.



   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

New York Municipal Fund, Global Fixed Income Fund


   The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.


     INVESTOR PROFILE



   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:



 - are seeking total return or investment income



 - are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds



 - want to diversify their portfolios with fixed-income funds



   THEY MAY NOT BE APPROPRIATE IF YOU:



 - are investing for maximum return over a long time horizon



 - require stability of your principal



   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                          PERFORMANCE SUMMARY



The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS


              YEAR ENDED 12/31:                1993     1994     1995     1996    1997    1998     1999    2000    2001     2002
INVESTMENT GRADE BOND FUND                     7.87%   -1.78%   16.26%    2.27%   7.55%   8.15%   -0.44%   9.98%   7.66%    4.53%

 Best quarter: 5.25% (Q3 02)

 Worst quarter: -2.20% (Q1 92)

 Inception date: 8/22/88

---------------------------------------------------------------------------------------------------------------------------------

NEW YORK MUNICIPAL FUND                        9.89%   -0.55%    9.64%    4.32%   5.88%   5.48%   -0.41%   9.04%   4.73%    8.16%

 Best quarter: 3.54% (Q4 00)

 Worst quarter: -2.87% (Q1 94)

 Inception date: 4/1/87

---------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND                              11.23%  -0.67%   15.13%    5.15%   8.80%   6.51%   -0.04%   9.40%   5.51%    1.68%

 Best quarter: 5.81% (Q2 95)

 Worst quarter: -1.63% (Q2 02)

 Inception date: 8/17/87

---------------------------------------------------------------------------------------------------------------------------------

GLOBAL FIXED INCOME FUND                       2.10%   19.62%   -5.48%   16.01%   9.97%   2.17%    8.42%   0.39%   7.24%   10.22%

 Best quarter: 8.45% (Q1 93)

 Worst quarter: -4.06% (Q1 92)

 Inception date: 11/1/90

---------------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


                           ONE YEAR      FIVE YEARS     TEN YEARS       LIFE OF       INCEPTION
PERIOD ENDED 12/31/02:       2002        1998-2002      1993-2002         FUND           DATE
 INVESTMENT GRADE BOND
 FUND
 RETURN BEFORE TAXES         4.53%         5.91%          6.09%           7.32%        8/22/88
 RETURN AFTER TAXES ON
 DISTRIBUTIONS               2.72%         3.72%          3.53%           4.75%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              2.74%         3.63%          3.58%           4.72%
 LEHMAN BROTHERS U.S.
 AGGREGATE BOND INDEX
 (REFLECTS NO
 DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES) 1       10.25%         7.55%          7.51%           0.72% 2
 NEW YORK MUNICIPAL
 FUND
 RETURN BEFORE TAXES         8.16%         5.35%          5.56%           5.80%         4/1/87
 RETURN AFTER TAXES ON
 DISTRIBUTIONS               7.74%         3.85%          3.76%           3.99%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              6.70%         3.73%          3.66%           3.91%
 LEHMAN BROTHERS 5 YEAR
 MUNICIPAL BOND INDEX
 (REFLECTS NO
 DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES) 3        9.27%         5.91%          5.89%           6.67% 4

                           ONE YEAR      FIVE YEARS     TEN YEARS       LIFE OF       INCEPTION
PERIOD ENDED 12/31/02:       2002        1998-2002      1993-2002         FUND           DATE
 FIXED INCOME FUND
 RETURN BEFORE TAXES         1.68%         4.78%          6.38%          7.09%          8/1/87
 RETURN AFTER TAXES ON
 DISTRIBUTIONS              -0.38%         2.36%          3.77%          4.46%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              1.00%         2.61%          3.81%          4.50%
 LEHMAN BROTHERS U.S.
 AGGREGATE BOND INDEX
 (REFLECTS NO
 DEDUCTIONS FOR FEES,
 EXPENSES OR TAXES) 1       10.25%         7.55%          7.51%         8.62% 5
 GLOBAL FIXED INCOME
 FUND
 RETURN BEFORE TAXES        10.22%         5.82%          6.94%          7.13%         11/1/90
 RETURN AFTER TAXES ON
 DISTRIBUTIONS               7.25%         3.09%          4.09%          4.36%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES              6.24%         3.28%          4.15%          4.41%
 LEHMAN BROTHERS GLOBAL
 AGGREGATE BOND INDEX 5     16.53%         5.65%          6.68%         7.52% 7



1 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/CorporateBond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

2  Performance since August 31, 1988.

3 The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds with maturities between four and six years, and is calculated by Lehman Brothers Inc.


4  Performance since January 1, 1988.

5  Performance since July 31, 1987.


6 The Lehman Brothers Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate Bond Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index.


7  Performance since October 31, 1990.


                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                       This page intentionally left blank

                      INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are for the fiscal year ended October 31, 2002.



                                        INTERMEDIATE      NEW               GLOBAL
                                          MATURITY       YORK      FIXED    FIXED
                                         GOVERNMENT    MUNICIPAL   INCOME   INCOME
                                            FUND         FUND       FUND     FUND
SHAREHOLDER FEES
 (paid directly from your investment)
----------------------------------------------------------------------------------
Sales charge (load) on purchases            NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Deferred sales charge (load)                NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Sales charge (load) on reinvested
 distributions                              NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Redemption fees                             NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Exchange fees                               NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
----------------------------------------------------------------------------------
Management fee                             0.50%        0.40%      0.50%    1.00%
----------------------------------------------------------------------------------
Distribution and service (12b-1) fee        NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Other expenses                             0.80%        0.45%      0.42%    0.72%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*      1.30%        0.85%      0.92%    1.72%



* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 2002 but may be discontinued at any time, except for Fixed Income Fund, whose waivers and reimbursements will remain in effect until April 6, 2003. Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below:



                                      INVESTMENT      NEW               GLOBAL
                                        GRADE        YORK      FIXED    FIXED
EXPENSES AFTER WAIVERS                   BOND      MUNICIPAL   INCOME   INCOME
AND REIMBURSEMENTS                       FUND        FUND       FUND     FUND
Management fee                          0.00%       0.15%      0.28%    0.23%

Distribution and service (12b-1) fee     NONE        NONE       NONE     NONE

Other expenses                          0.60%       0.45%      0.42%    0.72%
                                         ----        ----       ----     ----

NET ANNUAL FUND OPERATING EXPENSES      0.60%       0.60%      0.70%    0.95%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS      TEN YEARS
---------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND             $132           $412          $  713         $1,568
---------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND                $ 87           $271          $  471         $1,049
---------------------------------------------------------------------------------------------
FIXED INCOME FUND                      $ 94           $293          $  509         $1,131
---------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND               $175           $542          $  933         $2,030
---------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL



     THE MANAGEMENT FIRMS


CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds


 - Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the Global Fixed Income Fund



 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For the 2002 fiscal year, the Investment Grade Bond Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid CSAM 0.00%, 0.28%, 0.15% and 0.23%, respectively, of their average net assets for advisory services.



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT, LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom



 - Sub-investment adviser for the Global Fixed Income Fund



 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies



 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT, LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan



 - Sub-investment adviser for the Global Fixed Income Fund



 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     MULTI-CLASS STRUCTURE

   The Investment Grade Bond Fund and the Fixed Income Fund also offer Class A, B and C shares, as described in separate prospectuses.

   The New York Municipal Fund and the Global Fixed Income Fund also offer Class A shares, as described in separate prospectuses.


     FUND INFORMATION KEY


   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES



   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS



   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS



   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT



   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.


   The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                           INVESTMENT GRADE BOND FUND


     GOAL AND STRATEGIES


   The Investment Grade Bond Fund seeks total return. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities.


   In choosing investments for the fund, the portfolio managers:

 - seek to maintain an average dollar-weighted credit rating of the fund of A or better, although the overall rating may vary

 - use sector rotation and security selection as primary sources of performance

 - generally invest in securities represented in the Lehman Brothers Aggregate Bond Index (the "Index"), or securities that have similar credit characteristics to those of the Index

   The portfolio managers will sell a security when there has been a fundamental change in the issuer's prospects or financial condition. The portfolio managers also may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   Investment grade securities are securities rated BBB or better by Standard & Poor's Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by CSAM to be of equivalent quality, at the time of purchase.

   In the event that a security held by the fund is downgraded below investment grade, the portfolio managers will take this into consideration in deciding whether to continue to hold the security, but are not required to dispose of the security.


   The fund's policy of investing 80% of its net assets in investment grade fixed-income securities is non-fundamental, which means that it may be changed by the fund's Board of Directors on 60 days' notice to shareholders.




     PORTFOLIO INVESTMENTS


   The fund invests primarily in fixed income securities, which include:

 - corporate bonds, debentures and notes

 - government securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

 - convertible debt securities

 - preferred stocks

 - municipal securities

   The fund may invest:

 - without limit in U.S. dollar-denominated foreign securities

 - up to 10% of assets in non-dollar-denominated foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS


   The fund's principal risk factors are:


 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   To the extent that it invests in certain securities, the fund may be affected by additional risks:

 - mortgage-backed securities: extension and prepayment risks

 - foreign securities: currency, information and political risks

 - equity securities (including convertible debt securities and preferred stocks): information, market and other risks

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.



     PORTFOLIO MANAGEMENT



   Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



----------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:                   10/02(1)     10/01       10/00       10/99        10/98
PER SHARE DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.54       $9.80       $9.77     $ 10.37        $10.05
----------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                           0.47        0.53        0.56        0.53          0.56
Net gain (loss) on investments (both
 realized and unrealized) and foreign
 currency related items (both realized and
 unrealized)                                   (0.53)       0.74        0.03       (0.54)         0.32
----------------------------------------------------------------------------------------------------------
 Total from investment operations              (0.06)       1.27        0.59       (0.01)         0.88
----------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income           (0.46)      (0.53)      (0.56)      (0.53)        (0.56)
Distributions from net realized gains             --          --          --       (0.04)           --
Distributions in excess of net realized
 gains                                            --          --          --       (0.02)           --
----------------------------------------------------------------------------------------------------------
 Total dividends and distributions             (0.46)      (0.53)      (0.56)      (0.59)        (0.56)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 10.02     $ 10.54     $  9.80     $  9.77        $10.37
----------------------------------------------------------------------------------------------------------
Total return(2)                                (0.55)%     13.25%       6.27%      (0.05)%        9.35%
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)     $35,031     $53,986     $47,974     $56,625       $78,200
Ratio of expenses to average net assets         0.60%       0.60%(3)    0.62%(3)    0.61%(3)      0.60%(3)
Ratio of net investment income to average
 net assets                                     4.67%       5.18%       5.77%       5.27%         5.54%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                         0.70%       0.42%       0.31%       0.28%         0.34%
Portfolio turnover rate                          171%         41%         84%         91%          134%
----------------------------------------------------------------------------------------------------------


---------------


(1) As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.52% to 4.67%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.



(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class Shares' net operating expense ratio after reflecting these arrangements was .60% for the year ended October 31, 2001, 2000, 1999, and 1998, respectively.

                   NEW YORK MUNICIPAL FUND
     GOAL AND STRATEGIES

   The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York state and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

   New York municipal securities are debt obligations (other than short-term securities) whose interest is exempt from federal and New York state and City income taxes.

   Under normal market conditions, the fund will:


 - invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from federal and New York State and New York City income taxes.


 - maintain a weighted-average maturity of between three and 10 years


   The fund's policy of investing 80% of its net assets in New York municipal securities the income from which is exempt from federal and New York state and New York City income taxes is fundamental and may be changed only by the shareholders of the fund.




     PORTFOLIO INVESTMENTS


   The fund invests at least 65% of assets in investment-grade New York municipal securities. The fund may invest up to 20% of net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - geographic risk

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.


   The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The fund may be more volatile than a more geographically diverse municipal fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York state and New York City have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York taxes.


   The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.



     PORTFOLIO MANAGEMENT



   Lori A. Cohane and Frank J. Biondo manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



----------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:                  10/02       10/01        10/00       10/99        10/98
PER SHARE DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 10.74     $  10.24     $ 10.04     $ 10.54        $ 10.35
----------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                         0.381        0.43        0.44        0.42           0.44
Net gain (loss) on investments
 (both realized and unrealized)               0.13         0.50        0.20       (0.44)          0.19
----------------------------------------------------------------------------------------------------------
 Total from investment operations             0.51         0.93        0.64       (0.02)          0.63
----------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income         (0.38)       (0.43)      (0.44)      (0.42)         (0.44)
Distributions from net realized gains        (0.06)          --          --       (0.06)            --
----------------------------------------------------------------------------------------------------------
 Total dividends and distributions           (0.44)       (0.43)      (0.44)      (0.48)         (0.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.81     $  10.74     $ 10.24     $ 10.04        $ 10.54
----------------------------------------------------------------------------------------------------------
Total return2                                 4.91%        9.20%       6.54%      (0.26)%         6.24%
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)   $83,434     $113,371     $74,948     $83,934       $106,922
Ratio of expenses to average net assets       0.60%        0.60%3      0.62%3      0.61%3         0.60%3
Ratio of net investment income to average
 net assets                                   3.58%        4.03%       4.37%       4.03%          4.24%
Decrease reflected in above operating
 expense ratios due to waivers                0.25%        0.16%       0.11%       0.10%          0.07%
Portfolio turnover rate                         34%          51%         29%         55%            37%
----------------------------------------------------------------------------------------------------------



1 Per share information is calculated using the average share outstanding method.



2 Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.



3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements were .72% for the years ended October 31, 2001, and .75% for the years ended October 31, 2000, 1999, and 1998, respectively.

                      FIXED INCOME FUND


     GOAL AND STRATEGIES

   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less



     PORTFOLIO INVESTMENTS



   Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities such as:


 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

 - up to 35% of assets in emerging markets debt securities

   To a limited extent, the fund may also engage in other investment practices.


   The fund's policy of investing 80% of its net assets in fixed-income securities is non-fundamental, which means that it may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.



     RISK FACTORS


   The fund's principal risk factors are:


 - credit risk

 - foreign securities


 - interest rate risk


 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

   To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.



     PORTFOLIO MANAGEMENT



   Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



-------------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:              10/021        10/01         10/00         10/99          10/98
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 10.33     $    9.78     $    9.89     $   10.41        $  10.43
-------------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                      0.50          0.64          0.64          0.57            0.59
Net gain (loss) on investments (both
 realized and unrealized) and foreign
 currency related items (both realized
 and unrealized)                          (0.91)         0.55         (0.11)        (0.48)           0.07
-------------------------------------------------------------------------------------------------------------
 Total from investment operations         (0.41)         1.19          0.53          0.09            0.66
-------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income      (0.50)        (0.64)        (0.64)        (0.57)          (0.59)
Distributions from net realized gains   $    --            --            --         (0.04)          (0.09)
-------------------------------------------------------------------------------------------------------------
 Total dividends and distributions         0.50         (0.64)        (0.64)        (0.61)          (0.68)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  9.42     $   10.33     $    9.78     $    9.89        $  10.41
-------------------------------------------------------------------------------------------------------------
Total return 2                            (4.07)%       12.52%         5.59%         0.92%           6.48%
-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
 omitted)                              $194,688      $334,647      $302,188      $393,433        $423,536
Ratio of expenses to average net
 assets                                    0.70%         0.72% 3       0.77% 3       0.76% 3         0.75% 3
Ratio of net investment income to
 average net assets                        4.90%         6.32%         6.53%         5.63%           5.64%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                    0.22%         0.13%         0.02%         0.04%           0.04%
Portfolio turnover rate                     385%          383%          247%          144%            124%
-------------------------------------------------------------------------------------------------------------



1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data have not been restated to reflect this change.



2 Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.



3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class Shares' net operating expense ratio after reflecting these arrangements were 72% for the year ended October 31, 2001, and .75% for the years ended October 31, 2000, 1999, and 1998, respectively.

                   GLOBAL FIXED INCOME FUND
     GOAL AND STRATEGIES

   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

 - foreign governments and companies, including those in emerging markets

 - multinational organizations, such as the World Bank

 - the U.S. government, its agencies and instrumentalities


   Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the fund's ability to invest in emerging markets.


   The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.


   The fund's policy of investing at least 80% of its net assets in fixed-income securities of issuers in at least three countries is non-fundamental, which means that it may be changed by the fund's Board of Directors on 60 days' notice to shareholders.




     PORTFOLIO INVESTMENTS


   This fund may invest in all types of fixed-income securities, including:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

   The fund may invest up to:

 - 40% of assets in securities of issuers located in any single foreign country

 - 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

 - 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

 - 20% of net assets in equity securities, including common stocks, warrants and rights

   To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS


   The fund's principal risk factors are:


 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

   International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment grade bonds) will likely be paid a greater portion of any payment made by the issuer. To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.



     PORTFOLIO MANAGEMENT



   Charles C. Van Vleet manages the fund. You can find out more about him in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



-----------------------------------------------------------------------------------------------------------------
COMMON CLASS PERIOD ENDED:                      10/02(1)     10/01        10/00        10/99         10/98
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   9.99    $   9.71     $  10.25     $  10.62        $ 10.91
-----------------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                             0.38(2)       0.53         0.56         0.52           0.58
Net gain (loss) on investments, futures
 transactions and foreign currency related
 items (both realized and unrealized)               0.03        0.21        (0.13)       (0.29)         (0.16)
-----------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.41        0.74         0.43         0.23           0.42
-----------------------------------------------------------------------------------------------------------------
Less Dividends
Dividends from net investment income               (0.50)      (0.46)       (0.76)       (0.59)         (0.71)
Dividends in excess of net investment income          --          --        (0.21)       (0.01)            --
-----------------------------------------------------------------------------------------------------------------
 Total dividends                                   (0.50)      (0.46)       (0.97)       (0.60)         (0.71)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   9.90    $   9.99     $   9.71     $  10.25        $ 10.62
-----------------------------------------------------------------------------------------------------------------
Total return(3)                                     4.27%       7.81%        4.37%        2.18%          4.10%
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $108,535    $118,876     $121,309     $135,327       $154,131
Ratio of expenses to average net assets             0.95%       0.95%(4)     0.97%(4)     0.96%(4)       0.95%(4)
Ratio of net investment income to average net
 assets                                             3.89%       5.15%        5.51%        5.00%          5.21%
Decrease reflected in above operating expense
 ratios due to waivers/reimbursements               0.77%       0.58%        0.51%        0.57%          0.46%
Portfolio turnover rate                              150%        144%         101%         365%           234%
-----------------------------------------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



(2) Per share information is calculated using the average shares outstanding method.



(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.



(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                       MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.



   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not
       indicate actual use
/20%/  Italic type (e.g., 20%) represents an
       investment limitation as a percentage of
       NET fund assets; does not indicate actual
       use
20%    Roman type (e.g., 20%) represents an
       investment limitation as a percentage of
       TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to
       a significant extent
--     Not permitted


                                                              INVESTMENT     NEW     FIXED   GLOBAL
                                                                GRADE       YORK     INCOME  FIXED
                                                                 BOND     MUNICIPAL   FUND   INCOME
                                                                 FUND       FUND              FUND
 INVESTMENT PRACTICE                                                          LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%         30%       30%     30%
---------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                       [ ]         --        [X]     [X]
---------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                [ ]         --        35%     [X]
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.     [ ]         --        [X]     [X]
---------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                          20%         [ ]       [ ]     [ ]
---------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   [X]         [X]       [X]     [X]
---------------------------------------------------------------------------------------------------

                                                              INVESTMENT     NEW     FIXED   GLOBAL
                                                                GRADE       YORK     INCOME  FIXED
                                                                 BOND     MUNICIPAL   FUND   INCOME
                                                                 FUND       FUND              FUND

 INVESTMENT PRACTICE                                                          LIMIT
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          [x]         [x]       [x]     [x]
---------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.       [X]         [X]       [X]     [X]
---------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               /20%/        --       /35%/   /35%/
---------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                          [ ]         [ ]       20%     20%
---------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    [X]         --        [ ]     [ ]
---------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         /15%/       /15%/     /15%/   /15%/
---------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3%     33 1/3%    33 1/3% 33 1/3%
---------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [x]         [x]       [x]     [x]
---------------------------------------------------------------------------------------------------

                                                              INVESTMENT      NEW       FIXED   GLOBAL
                                                                GRADE         YORK      INCOME  FIXED
                                                                 BOND     INTERMEDIATE   FUND   INCOME
                                                                 FUND      MUNICIPAL             FUND
                                                                              FUND
 INVESTMENT PRACTICE                                                           LIMIT
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow a fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                          [X]          [ ]         [ ]     [ ]
------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.    [ ]          [ ]         [ ]     [ ]
------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            /10%/         --         /10%/    10%
------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     [x]          [x]         20%     20%
------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                    [x]          [x]         [x]     [x]
------------------------------------------------------------------------------------------------------


(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:


LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. She joined CSAM in 2002 from Morgan Stanley Investment Group (Morgan Stanley), where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management, which she had joined in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in Finance.


JO ANN CORKRAN, Managing Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND CRABBE, Director, is global head of emerging market debt and has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.


SUZANNE E. MORAN, Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since July 2002. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.


           Job titles indicate position with the investment adviser.

FRANK J. BIONDO, CFA, Vice President, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. He joined CSAM in 2002 from UBS Global Asset Management (UBS), where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in Accounting and Economics from New York University.


CHARLES C. VAN VLEET, Director, has been Portfolio Manager of the Global Fixed Income Fund since May 1998. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Van Fleet, who has been with Warburg Pincus since 1998, was senior vice president and senior global strategist with Putnam Investment Management from 1994 to 1998. He holds a B.A. in Economics from the University of California at Berkeley.

           Job titles indicate position with the investment adviser.

                      ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).


   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.



   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors/Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.



   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.



     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.


     DISTRIBUTIONS


   As an investor in a fund, you will receive distributions.



   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.



   The Investment Grade Bond, New York Municipal and Fixed Income Funds declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares and pays dividend distributions quarterly. The funds typically distribute capital gains annually, usually in December. Each fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.



   Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.



     TAXES


   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS



   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. However, any interest that the New York Municipal Fund receives that is federally tax-free remains tax-free when it is distributed to you. Gain on the sale of tax-free securities results in taxable distributions.


   Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

New York Municipal Fund-Special Tax Matters

   The New York Municipal Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities. To the extent that the fund's dividend distributions are derived from state tax-free investments, they will be free from New York state and City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York state and City franchise or corporate income taxes.

   Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                        BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   Each fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs.


   Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of that fund and open new accounts under the same social security number. Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.


     BUYING AND SELLING SHARES


   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).



     FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.


   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.


   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

   Regular account:          $2,500
   IRAs:                     $  500
   Transfers/Gifts to
     Minors:                 $  500


   There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.



     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.


     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                 BUYING SHARES




                OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.                 - Make your check payable to Credit Suisse Funds.
- For IRAs use the Universal IRA Application.           - Write the account number and the fund name on
- Make your check payable to Credit Suisse Funds.         your check.
- Write the fund name on the check.                     - Mail to Credit Suisse Funds.
- Mail to Credit Suisse Funds.                          - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to request        - Call our Shareholder Service Center to request
  an exchange from another Credit Suisse Fund. Be         an exchange from another Credit Suisse Fund.
  sure to read the current Prospectus for the new       - Minimum amount is $250.
fund. Also please observe the minimum initial           - If you do not have telephone privileges, mail or
  investment.                                             fax a letter of instruction signed by all
- If you do not have telephone privileges, mail or        shareholders.
  fax a letter of instruction signed by all
  shareholders.
BY WIRE
- Complete and sign the New Account Application.        - Call our Shareholder Service Center by 4 p.m.
- Call our Shareholder Service Center and fax the         Eastern Time to inform us of the incoming wire.
  signed New Account Application by 4 p.m. Eastern        Please be sure to specify your name, account
  Time.                                                   number and the fund name on your wire advice.
- The Shareholder Service Center will telephone         - Wire the money for receipt that day.
you with your account number. Please be sure to         - Minimum amount is $500.
specify your name, the account number and the fund
name on your wire advice.
- Wire your initial investment for receipt that
day.
- Mail the original, signed application to Credit
  Suisse Funds.
This method is not available for IRAs.
BY ACH TRANSFER
- Cannot be used to open an account.                    - Call our Shareholder Service Center to request
                                                          an ACH transfer from your bank.
                                                        - Your purchase will be effective at the next NAV
                                                          calculated after we receive your order in proper
                                                          form.
                                                        - Minimum amount is $50.
                                                        - Requires ACH on Demand privileges.


                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).
BY EXCHANGE
-Call our Shareholder Service Center to        - Accounts with telephone privileges.
 request an exchange into another Credit       If you do not have telephone privileges,
Suisse Fund. Be sure to read the current       mail or fax a letter of instruction to
Prospectus for the new fund. Also please       exchange shares.
observe the minimum initial investment.
BY PHONE

Call our Shareholder Service Center to         -Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
-an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          -Non-IRA accounts with wire-redemption or
  "ACH on Demand" section of your New          ACH on Demand privileges.
 Account Application.                          - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

 SHAREHOLDER SERVICE CENTER

 Toll free: 800-927-2874
 Fax: 888-606-8252

 MAIL
 Credit Suisse Funds
 P.O. Box 9030
 Boston, MA 02205-9030

 OVERNIGHT/COURIER SERVICE
 Boston Financial Data Services, Inc.
 Attn: Credit Suisse Funds
 66 Brooks Drive
 Braintree, MA 02184

 INTERNET WEB SITE
 www.CreditSuisseFunds.com


                                WIRE INSTRUCTIONS

 State Street Bank and Trust Company
 ABA# 0110 000 28
 Attn: Mutual Funds/Custody Dept.
 [Credit Suisse Fund Name]
 DDA# 9904-649-2
 F/F/C: [Account Number and Account registration]


     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:           $2,000
IRAs:                      $  250
Transfers/Gifts to
  Minors:                  $  250


  The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                     SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.


     STATEMENTS AND REPORTS


   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-927-2874.



     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.


     TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.



     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                        OTHER POLICIES
     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.



   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks to not earn interest.


     SPECIAL SITUATIONS


   Each fund reserves the right to:



 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders



 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)



 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, is responsible for:

 - making the funds available to you

 - account servicing and maintenance


 - other administrative services related to sale of the Common Class shares


   CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances the funds may reimburse a portion of these payments.

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                                       47

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                                       48

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                                       49

                     FOR MORE INFORMATION


   More information about the funds is available free upon request, including the following:



     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION


   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.



   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:

   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Investment Grade Bond
Fund                                                                   811-05600

Credit Suisse New York
Municipal Fund                                                         811-04964

Credit Suisse Fixed Income Fund                                        811-05039

Credit Suisse Global Fixed Income Fund                                 811-06143

                                     [LOGO]
                      P.O. BOX 55030, BOSTON, MA 02205-5030
                    800-927-2874 - www.CreditSuisseFunds.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPBDF-1-0203

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE ADVISOR FUNDS
             Prospectus

             ADVISOR CLASS

             February 28, 2003


                        - CREDIT SUISSE
                          FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................           8
   Fees and Fund Expenses.........................           8
   Example........................................           9
THE FUND IN DETAIL............... ................          10
   The Management Firm............................          10
   Fund Information Key...........................          10
   Goal and Strategies............................          12
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          13
   Financial Highlights...........................          14
MORE ABOUT RISK................. .................          16
   Introduction...................................          16
   Types of Investment Risk.......................          16
   Certain Investment Practices...................          18
MEET THE MANAGERS................ ................          20
ABOUT YOUR ACCOUNT............... ................          21
   Share Valuation................................          21
   Account Statements.............................          21
   Distributions..................................          21
   Taxes..........................................          22
OTHER INFORMATION................ ................          23
   About the Distributor..........................          23
BUYING SHARES.................. ..................          24
SELLING SHARES................. ..................          26
SHAREHOLDER SERVICES.............. ...............          28
OTHER POLICIES................. ..................          29
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES



----------------------------------------------------------------------------------------------------------------
GOAL                      PRINCIPAL STRATEGIES                PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------------------------
To generate high current  - Invests at least 80% of its net   - Credit risk
income consistent with    assets, plus any borrowings for     - Foreign securities
reasonable risk and,       investment purposes, in            -Interest-rate risk
secondarily, capital       fixed-income securities            - Market risk
appreciation              - Normally maintains a weighted-
                           average portfolio maturity of 10
                           years or less
                          - Favors investment-grade
                          securities, but may diversify
                            credit quality in pursuit of its
                            goal
----------------------------------------------------------------------------------------------------------------





     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES


   Since this fund invests in foreign securities, it carries additional risks that include:



 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


MARKET RISK


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.



     INVESTOR PROFILE



   THIS FUND IS DESIGNED FOR INVESTORS WHO:



 - are seeking investment income



 - are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds



 - want to diversify their portfolios with fixed-income funds



   IT MAY NOT BE APPROPRIATE IF YOU:



 - are investing for maximum return over a long time horizon



 - require stability of your principal



   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS
[BAR CHART]

                                                                           FIXED INCOME FUND
                                                                           -----------------
1997                                                                             8.53
1998                                                                             6.14
1999                                                                            -0.30
2000                                                                             9.24
2001                                                                             5.39
2002                                                                             1.33


Best quarter:    3.79% (Q4 02)
Worst Quarter:   -1.79% (Q2 02)
Inception date:    7/3/96

                          AVERAGE ANNUAL TOTAL RETURNS


                                  ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
    PERIOD ENDED 12/31/02:          2002      1998-2002    1993-2002       FUND         DATE
 RETURN BEFORE TAXES                1.33%       4.52%         N/A         5.66%        7/3/96
 RETURN AFTER TAXES ON
 DISTRIBUTIONS                     -0.63%       2.21%         N/A         3.26%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND
 SHARES                             0.79%       2.45%         N/A         3.34%
 LEHMAN BROTHERS U.S. AGGREGATE
 BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES
 OR TAXES)(1)                      10.25%       7.55%         N/A         8.05%



(1) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/CorporateBond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.


                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


The table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are expected amounts for the fiscal year ending October 31, 2003.




------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------
Sales charge (load) on purchases                                NONE
------------------------------------------------------------------------
Deferred sales charge (load)                                    NONE
------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                 NONE
------------------------------------------------------------------------
Redemption fees                                                 NONE
------------------------------------------------------------------------
Exchange fees                                                   NONE
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
------------------------------------------------------------------------
Management fee                                                 0.50%
------------------------------------------------------------------------
Distribution and service (12b-1) fee                          0.50%*
------------------------------------------------------------------------
Other expenses                                                 0.42%
------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                          1.42%
------------------------------------------------------------------------



* Fund service providers have voluntarily agreed to waive some expenses. These waivers and reimbursements are expected to lower the fund's expenses as follows:



EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS (EFFECTIVE APRIL 7, 2003)**
Management fee                                                   0.28%
Distribution and service (12b-1) fee                             0.50%
Other expenses                                                   0.42
                                                               ------
NET ANNUAL FUND OPERATING EXPENSES                               1.20%**



** Fund service providers have contractually agreed to waive some expenses.


    These waivers will remain in effect until April 6, 2003. The net annual fund operating expenses for the fund through April 6, 2003 are expected to be 0.95%.

                                    EXAMPLE

This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



-------------------------------------------------------------------------------------------
       ONE YEAR             THREE YEARS             FIVE YEARS             TEN YEARS
-------------------------------------------------------------------------------------------
         $145                   $449                   $776                  $1,702
-------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL


     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies


 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For the 2002 fiscal year, the fund paid CSAM 0.28% of its average net assets for advisory services.


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     FUND INFORMATION KEY


   A concise description of the fund begins on page 12. The description provides the following information:



GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.



PORTFOLIO INVESTMENTS



   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."



RISK FACTORS


   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."




PORTFOLIO MANAGEMENT


   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less



     PORTFOLIO INVESTMENTS



   Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:


 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

 - up to 35% of assets in emerging markets debt securities

   To a limited extent, the fund may also engage in other investment practices.


   The fund's policy of investing 80% of its net assets in fixed income securities is non-fundamental, which means that it may be changed by the Fund's Board of Trustees on 60 days' notice to shareholders.




     RISK FACTORS



   The fund's principal risk factors are:


 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

   To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.



     PORTFOLIO MANAGEMENT



   Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



---------------------------------------------------------------------------------------------
ADVISOR CLASS PERIOD ENDED:                   10/02(1)   10/01     10/00     10/99     10/98
PER SHARE DATA
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 10.33   $  9.78   $  9.89   $ 10.41   $ 10.43
---------------------------------------------------------------------------------------------
Investment operations
Net investment income                            0.47      0.62      0.62      0.54      0.56
Net gain (loss) on investments and foreign
 currency related items (both realized and
 unrealized)                                    (0.91)     0.55    (0.11)    (0.48)      0.07
---------------------------------------------------------------------------------------------
 Total from investment operations               (0.44)     1.17      0.51      0.06      0.63
---------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income            (0.47)   (0.62)    (0.62)    (0.54)    (0.56)
Distributions from net realized gains              --        --        --    (0.04)    (0.09)
---------------------------------------------------------------------------------------------
 Total dividends and distributions              (0.47)   (0.62)    (0.62)    (0.58)    (0.65)
---------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.42   $ 10.33   $  9.78   $  9.89   $ 10.41
---------------------------------------------------------------------------------------------
Total return(2)                                 (4.31)%   12.24%     5.33%     0.67%     6.21%
---------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $25,650   $42,633   $ 6,804   $ 6,817   $ 3,058
Ratio of expenses to average net assets          0.95%     0.96%(3)    1.02%(3)    1.01%(3)    1.00%(3)
Ratio of net investment income to average
 net assets                                      4.65%     5.86%     6.31%     5.38%     5.40%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                          0.22%     0.17%     0.02%     0.05%     0.04%
Portfolio turnover rate                           385%      383%      247%      144%      124%
---------------------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.



(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .01%, .02%, .01% and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements was .95% for the year ended October 31, 2001 and 1.00% for the years ended October 31, 2000, 1999, and 1998, respectively.

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                                       15

                       MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.



   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


[-]n   Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]N   Permitted, but not expected to be used to a significant
       extent
--     Not permitted



------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         30%
------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation risks.       [-]n
------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   35%
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, political, operational, valuation risks.        [-]n
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future
changes.(1)Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.                 [ ]N
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES  Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest rate,
market risks.                                                      [-]n
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), and other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [-]n
------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [-]n
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                   35%
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                    20%
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                             15%
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                             [ ]
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                           [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                10%
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                       [-]
------------------------------------------------------------------------

(1)The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS


The following individuals are responsible for the day-to-day management of the fund:


JO ANN CORKRAN, Managing Director, has been Co-Portfolio Manager of the fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND E. CRABBE, Director, is global head of emerging market debt and has been Co-Portfolio Manager of the fund since January 2001. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.


SUZANNE E. MORAN, Director, has been Co-Portfolio Manager of the fund since July 2002. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.


           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT



     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.


   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.



   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.



     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.


     DISTRIBUTIONS


   As an investor in the fund, you will receive distributions.



   The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.



   The fund declares dividend distributions daily and pays them monthly. The fund distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

   Distributions may be reinvested in additional Advisor Class shares without any initial or deferred sales charge. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.



   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.



     TAXES


   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS



   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable.


   Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.


   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a wholly owned subsidiary of CSAM, is responsible for:

 - making the fund available to you

 - account servicing and maintenance


 - other administrative services related to sale of the Advisor Class shares



   Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. Each fund has adopted Rule 12b-1 shareholder-servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of the fund's Advisor Class shares. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                                 BUYING SHARES



     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Services Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


     BUYING AND SELLING SHARES


   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).


FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.


   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.



     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.


     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed.

                        BUYING SHARES

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
----------------------------------------------------------------------------------------
- Complete the Credit Suisse Advisor           - Make your check payable to Credit
  Funds New Account Application.               Suisse Advisor Funds.
- Make your check payable to Credit            - Write the account number and the fund
  Suisse Advisor Funds.                          name on your check.
- Write the fund name on the check.            - Mail to Credit Suisse Advisor Funds.
- Mail to Credit Suisse Advisor Funds.
----------------------------------------------------------------------------------------
BY EXCHANGE
----------------------------------------------------------------------------------------
- Call our Institutional Services Center       - Call our Institutional Services Center
  to request an exchange from another          to request an exchange from another
  Warburg Pincus Advisor Fund or                 Credit Suisse Advisor Fund or
  portfolio. Be sure to read the current         portfolio.
  Prospectus for the new fund or               - If you do not have telephone
  portfolio.                                   privileges, mail or fax a letter of
- If you do not have telephone                   instruction signed by all shareholders.
  privileges, mail or fax a letter of
  instruction signed by all shareholders.
----------------------------------------------------------------------------------------
BY WIRE
----------------------------------------------------------------------------------------
- Complete and sign the New Account            - Call our Institutional Services Center
  Application.                                 by 4 p.m. Eastern Time to inform us of
- Call our Institutional Services Center         the incoming wire. Please be sure to
  and fax the signed New Account                 specify the account registration,
  Application by 4 p.m. Eastern Time.            account number and the fund name on
- Institutional Services will telephone          your wire advice.
  you with your account number. Please be      - Wire the money for receipt that day.
  sure to specify the account
  registration, account number and the
  fund name on your wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Credit Suisse Advisor Funds.
----------------------------------------------------------------------------------------
BY ACH TRANSFER
----------------------------------------------------------------------------------------
- Cannot be used to open an account.           - Call our Institutional Services Center
                                               to request an ACH transfer from your
                                                 bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Requires ACH on Demand privileges.


                         INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                     CAN BE USED FOR
BY MAIL
--------------------------------------------------------------------------------------

Write us a letter of instruction that        - Sales of any amount.
includes:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund name and account number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Advisor Funds.
If only a letter of instruction is
required, you can fax it to the
Institutional Services Center (unless a
signature guarantee is required).
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
- Call our Institutional Services Center     - Accounts with telephone privileges.
  to request an exchange into another        If you do not have telephone privileges,
Credit Suisse Advisor Fund or portfolio.     mail or fax a letter of instruction to
Be sure to read the current Prospectus       exchange shares.
for the new fund or portfolio.
--------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------

Call our Institutional Services Center to    - Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------
- Complete the "Wire Instructions" or        - Requests by phone or mail.
  "ACH on Demand" section of your New
Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  INSTITUTIONAL SERVICES CENTER
  Toll free: 800-222-8977
  Fax:     646-354-5026

  MAIL
  Credit Suisse Advisor Funds

  P.O. Box 55030


  Boston, MA 02205-5030


  OVERNIGHT/COURIER SERVICE
  Boston Financial Data Services, Inc.
  Attn: Credit Suisse Advisor Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.CreditSuisseFunds.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Credit Suisse Advisor Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Account Registration]


     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.


     RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, a fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Advisor fund.


                         INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES


     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.

     STATEMENTS AND REPORTS


   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the same fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.


     TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.


     ACCOUNT CHANGES

   Call our Institutional Services Center to update your account records whenever you change your address. Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES


     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be cancelled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.


   If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The fund reserves the right to:


 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders



 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                         INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

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                                       30

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                                       31

                       This page intentionally left blank

                              FOR MORE INFORMATION


   More information about the fund is available free upon request, including the following:



     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains letters from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


   Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:

   Credit Suisse Advisor Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Advisor Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Fixed Income Fund                                        811-05039

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 9030, BOSTON, MA 02205-9030

800-222-8977 - www.CreditSuisseFunds.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       ADFIX-1-0202

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS A, B AND C SHARES

             February 28, 2003


                        - CREDIT SUISSE
                          FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS


KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................           8
THE FUND IN DETAIL............... ................          10
   The Management Firm............................          10
   Fund Information Key...........................          11
   Goal and Strategies............................          12
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          13
   Financial Highlights...........................          14
MORE ABOUT RISK................. .................          17
   Introduction...................................          17
   Types of Investment Risk.......................          17
   Certain Investment Practices...................          20
MEET THE MANAGERS................ ................          22
MORE ABOUT YOUR FUND.............. ...............          23
   Share Valuation................................          23
   Distributions..................................          23
   Taxes..........................................          24
   Statements and Reports.........................          24
CHOOSING A CLASS OF SHARES........... ............          25
BUYING AND SELLING SHARES............ ............          26
SHAREHOLDER SERVICES.............. ...............          28
OTHER POLICIES................. ..................          29
OTHER SHAREHOLDER INFORMATION.......... ..........          30
OTHER INFORMATION................ ................          35
   About the Distributor..........................          35
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES



----------------------------------------------------------------------------------------------------------------
GOAL                      PRINCIPAL STRATEGIES                PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------------------------
To generate high current  - Invests at least 80% of its net   - Credit risk
income consistent with    assets, plus any borrowings for     - Foreign securities
reasonable risk and,       investment purposes, in            -Interest-rate risk
secondarily, capital       fixed-income securities            - Market risk
appreciation              - Normally maintains a weighted-
                           average portfolio maturity of 10
                           years or less
                          - Favors investment-grade
                          securities, but may diversify
                            credit quality in pursuit of its
                            goal
----------------------------------------------------------------------------------------------------------------




     A WORD ABOUT RISK


   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES


   Since the fund invests in foreign securities, it carries additional risks that include:



 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.



     INVESTOR PROFILE



   THIS FUND IS DESIGNED FOR INVESTORS WHO:



 - are seeking investment income



 - are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds



 - want to diversify their portfolios with fixed-income funds



   IT MAY NOT BE APPROPRIATE IF YOU:



 - are investing for maximum return over a long time horizon



 - require stability of your principal



   You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance for the Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


                          YEAR-BY-YEAR TOTAL RETURNS*
[BAR CHART]



YEAR ENDED 12/31:                                            2002
-----------------                                            ----

FIXED INCOME FUND                                            1.38%
 Best quarter:    3.83% (Q4 02)
 Worst Quarter:   -1.69% (Q2 02)
 Inception date: (Class A shares) 7/30/01

                          AVERAGE ANNUAL TOTAL RETURNS


                                  ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
    PERIOD ENDED 12/31/02:          2002      1998-2002    1993-2002       FUND         DATE
 CLASS A RETURN BEFORE TAXES       -3.43%         N/A         N/A        -2.28%       7/31/01
 CLASS A RETURN AFTER TAXES ON
 DISTRIBUTIONS                     -5.32%         N/A         N/A        -4.23%
 CLASS A RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND
 SHARES                            -2.13%         N/A         N/A        -2.77%
 CLASS B RETURN BEFORE TAXES       -3.18%         N/A         N/A        -1.65%       7/31/01
 CLASS C RETURN BEFORE TAXES       -0.40%         N/A         N/A         0.29%       7/31/01
 LEHMAN BROTHERS U.S. AGGREGATE
 BOND INDEX(1) (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES
 OR TAXES)                         10.25%         N/A         N/A         8.11%



(1) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.




                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you pay as a shareholder. Annual fund operating expenses are expected amounts for the fiscal year ending October 31, 2003.



--------------------------------------------------------------------------------------
                                                       CLASS       CLASS
                                                       A(1)        B(2)       CLASS C
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (paid directly from your investment)
--------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as
 a percentage of offering price)                       4.75%       NONE        NONE
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of original purchase price or redemption
 proceeds, as applicable)                              NONE        4%(3)       1%(4)
--------------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
 distributions (as a percentage of offering price)     NONE        NONE        NONE
--------------------------------------------------------------------------------------
Redemption fees                                        NONE        NONE        NONE
--------------------------------------------------------------------------------------
Exchange fees                                          NONE        NONE        NONE
--------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
--------------------------------------------------------------------------------------
Management fee                                         0.50%       0.50%       0.50%
--------------------------------------------------------------------------------------
Distribution and service (12b-1)
 fee                                                   0.25%       1.00%       1.00%
--------------------------------------------------------------------------------------
Other expenses                                         0.42%       0.42%       0.42%
--------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)                1.17%       1.92%       1.92%
--------------------------------------------------------------------------------------



(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 0.50% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."
(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.
(4) 1% during the first year.

(5) Fee waivers and expense reimbursements or credits reduced expenses for the fund. Waivers and reimbursements will remain in effect until April 6, 2003. Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below:




EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS                                   CLASS A     CLASS B     CLASS C
Management fee                                        0.28%       0.28%       0.28%
Distribution and service (12b-1) fee                  0.25%       1.00%       1.00%
Other expenses                                        0.42%       0.42%       0.42%
                                                    ---------   ---------   ---------
NET ANNUAL FUND OPERATING EXPENSES                    0.95%       1.70%       1.70%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


---------------------------------------------------------------------------------------------
                                        ONE YEAR     THREE YEARS   FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------------------------
CLASS A (with or without redemption)      $589          $830         $1,091        $1,842
---------------------------------------------------------------------------------------------
CLASS B (redemption at end of period)     $595          $803         $1,037        $2,041
---------------------------------------------------------------------------------------------
CLASS B (no redemption)                   $195          $603         $1,037        $2,041
---------------------------------------------------------------------------------------------
CLASS C (redemption at end of period)     $295          $603         $1,037        $2,243
---------------------------------------------------------------------------------------------
CLASS C (no redemption)                   $195          $603         $1,037        $2,243
---------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL


     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategy


 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse), one of the world's leading banks. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.



   For the 2002 fiscal year, the fund paid CSAM 0.28% of its average net assets for advisory services.


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     FUND INFORMATION KEY

   A concise description of the fund begins on the next page. It provides the following information:


GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.



PORTFOLIO INVESTMENTS


   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."



PORTFOLIO MANAGEMENT


   The individuals designated by the investment adviser to handle the fund's day-to-day management.



FINANCIAL HIGHLIGHTS


   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less



     PORTFOLIO INVESTMENTS



   Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:


 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchased agreements involving portfolio securities

 - The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

 - up to 35% of assets in emerging markets debt securities

   To a limited extent, the fund may also engage in other investment practices.


   The fund's policy of investing 80% of its net assets in fixed-income securities is non-fundamental, which means that it may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.



     RISK FACTORS


   The fund's principal risk factors are:


 - credit risk

 - foreign securities

 - interest rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

   To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.



     PORTFOLIO MANAGEMENT



   Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



------------------------------------------------------------------------------
CLASS A PERIOD ENDED:                                          10/02(1) 10/01(2)
PER SHARE DATA
------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.33   $10.26
------------------------------------------------------------------------------
Investment operations
Net investment income                                            0.48     0.15
Net gain (loss) on investments and foreign currency related
 items (both realized and unrealized)                           (0.91)    0.07
------------------------------------------------------------------------------
  Total from investment operations                              (0.43)    0.22
------------------------------------------------------------------------------
Less dividends
Dividends from net investment income                            (0.48)   (0.15)
------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.42   $10.33
------------------------------------------------------------------------------
Total return(3)                                                 (4.27)%   2.13%
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $3,829   $  406
  Ratio of expenses to average net assets                        0.95%    0.95%(4)
  Ratio of net investment income to average net assets           4.54%    5.66%(4)
  Decrease reflected in above operating expense ratios due
    to waivers/reimbursements                                    0.25%    0.31%(4)
Portfolio turnover rate                                           385%     383%
------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



(2) For the period July 31, 2001 (inception date) through October 31, 2001.



(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.



(4) Annualized.

------------------------------------------------------------------------------
CLASS B PERIOD ENDED:                                          10/02(1) 10/01(1)
PER SHARE DATA
------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.33   $10.26
------------------------------------------------------------------------------
Investment operations
Net investment income                                            0.40     0.13
Net gain (loss) on investments and foreign currency related
 items (both realized and unrealized)                           (0.91)    0.07
------------------------------------------------------------------------------
  Total from investment operations                              (0.51)    0.20
------------------------------------------------------------------------------
Less dividends
Dividends from net investment income                            (0.40)   (0.13)
------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.42   $10.33
------------------------------------------------------------------------------
Total return(3)                                                 (5.02)%   1.96%
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $5,149   $1,044
  Ratio of expenses to average net assets                        1.70%    1.70%(4)
  Ratio of net investment income to average net assets           3.76%    4.87%(4)
  Decrease reflected in above operating expense ratios due
 to waivers                                                      0.24%    0.32%(4)
Portfolio turnover rate                                           385%     383%
------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



(2) For the period July 31, 2001 (inception date) through October 31, 2001.



(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.



(4) Annualized.

------------------------------------------------------------------------------
CLASS C PERIOD ENDED:                                          10/02(1) 10/01(2)
PER SHARE DATA
------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.33   $10.26
------------------------------------------------------------------------------
Investment operations
Net investment income                                            0.40     0.12
Net gain (loss) on investments and foreign currency related
 items (both realized and unrealized)                           (0.91)    0.07
------------------------------------------------------------------------------
  Total from investment operations                              (0.51)    0.19
------------------------------------------------------------------------------
Less dividends
Dividends from net investment income                            (0.40)   (0.12)
------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.42   $10.33
------------------------------------------------------------------------------
Total return(3)                                                 (5.03)%   1.89%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $1,033   $  296
  Ratio of expenses to average net assets                        1.70%    1.70%(4)
  Ratio of net investment income to average net assets           3.81%    4.82%(4)
  Decrease reflected in above operating expense ratios due
  to waivers                                                     0.23%    0.33%(4)
Portfolio turnover rate                                           385%     383%
------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share on net investment income and net realized and unrealized gains and losses and less than 0.01% for the ratio of net investment income to average net assets for the year ended October 31, 2002. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



(2) For the period July 31, 2001 (inception date) through October 31, 2001.



(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.



(4) Annualized.

                       MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.



   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.



   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted


------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         30%
------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage fund exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, valuation
risks.                                                             [-]
------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   35%
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, political, valuation risks.                     [-]
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                     [ ]
------------------------------------------------------------------------
INVESTMENT GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poors or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                      [-]
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [-]
------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [-]
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                 35%
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                    20%
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                             15%
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) where the fund's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                           [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                10%
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                       [-]
------------------------------------------------------------------------


(1)The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the fund:


JO ANN CORKRAN, Managing Director, has been a Co-Portfolio Manager of the fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.


LELAND E. CRABBE, Director, is global head of emerging market debt and has been a Co-Portfolio Manager of the fund since January 2001. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.


SUZANNE E. MORAN, Director, has been Co-Portfolio Manager of the fund since July 2002. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.


           Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND


     SHARE VALUATION


   The price of your shares is also referred to as their Net Asset Value (NAV).



   The NAV of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.



   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, it is determined that using this method would not reflect an investment's fair value.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     DISTRIBUTIONS


   As an investor in the fund, you will receive distributions.


   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The fund declares dividends daily and pays them [monthly]. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.


   Distributions may be reinvested in additional shares without any initial or deferred sales charge.


   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES


   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable.


   Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.



   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.


   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


     STATEMENTS AND REPORTS


   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           CHOOSING A CLASS OF SHARES




   This Prospectus offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

 - Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

 - Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

 - Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but they have higher annual expenses


   We describe each class of shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A, Class B and Class C, which we recommend you discuss with your financial representative. Your financial representative may receive different compensation depending on the class you choose.


                                     MAIN FEATURES
CLASS A
----------------------------------------------------------------------------------------
- Initial sales charge of up to 4.75%          - Lower annual expenses than Class B or C
- Lower sales charge for large purchases         because of lower 12b-1 fee
- No charges when you sell shares (except
  on certain redemptions of shares bought
  without an initial sales charge)
----------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------
- No initial sales charge                      - Higher annual expenses than Class A
- Deferred sales charge of up to 4.00% if      shares because of higher 12b-1 fee
  you sell shares within 4 years of            - Automatic conversion to Class A shares
  purchase                                     after 8 years, reducing future annual
- Deferred sales charge declining to zero        expenses
  after 4 years
----------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------
- No initial sales charge                      - Higher annual expenses than Class A
- Deferred sales charge of 1.00% if you        shares because of higher 12b-1 fee
  sell shares during the first year of         - No conversion to Class A shares, so
  purchase                                     annual expenses remain higher

                           BUYING AND SELLING SHARES


     OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.


     BUYING AND SELLING SHARES


   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at the day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus).



   The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.



   The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.



   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.



   Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemption or exchanges, the fund reserves the right to close the account and mail you the proceeds. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.



     EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 800-927-2874.

SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES


     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The fund reserves the right to:


 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be computed at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders



 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)



 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                OTHER SHAREHOLDER INFORMATION
     CLASSES OF SHARES AND
     SALES CHARGES


   Class A, B and C shares are identical in all respects except that (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.



     CLASS A SHARES

OFFERING PRICE:


   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):


                        INITIAL SALES CHARGE -- CLASS A


                                                                    COMMISSION TO
                                                                      FINANCIAL
                                    AS A % OF       AS A % OF       REPRESENTATIVE
                                     AMOUNT         OFFERING          AS A % OF
AMOUNT PURCHASED                    INVESTED          PRICE         OFFERING PRICE
Less than $50,000                     4.99%           4.75%             4.25%
----------------------------------------------------------------------------------
$50,000 to less than $100,000         4.71%           4.50%             4.00%
----------------------------------------------------------------------------------
$100,000 to less than $250,000        3.63%           3.50%             3.25%
----------------------------------------------------------------------------------
$250,000 to less than $500,000        2.85%           2.50%             2.25%
----------------------------------------------------------------------------------
$500,000 to less than $1,000,000      2.04%           2.00%             1.75%
----------------------------------------------------------------------------------
$1,000,000 or more                      0*                0              .50%**
----------------------------------------------------------------------------------



* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).



** The distributor may pay a financial representative a fee as follows: up to .50% on purchases of up to and including $3 million, up to .25% on the next $47 million, and up to .125% on purchase amounts over $50 million.


   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);



(3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;



(4) shares purchased for 401(k) Plans, 403 Plans, 457 Plans employee benefit plans sponsored by an employer and pension plans;


(5) Class B shares which are automatically converted to Class A shares; and


(6) Class A shares acquired when dividends and distributions are reinvested in the fund.


   If you want to learn about additional waivers of Class A initial sales charges, contact your financial representative or consult the Statement of Additional Information.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:


   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.



   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to subsequent purchases of fund shares. The sales charge on each additional purchase is determined by adding the current NAV of the shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   For purposes of the Letter of Intent, Right of Accumulation and Concurrent Purchases, your purchases will be combined with the purchases of your immediate family members.


   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.



   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.



   The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.



   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:


 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.


   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.


     CLASS B SHARES

   You may choose to purchase Class B shares at the fund's net asset value, although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

   Where the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. When determining the length of time you held shares and the corresponding CDSC, any period during which you held shares of a fund that does not charge a CDSC will not be counted. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

  YEAR AFTER        CDSC
   PURCHASE      PERCENTAGE
     1st           4%
---------------------------
     2nd           3%
---------------------------
     3rd           2%
---------------------------
     4th           1%
---------------------------
After 4th year    None
---------------------------


   Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.


THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);


(3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;


(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in the fund.

   Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CDSC, as follows:

CLASS B SHARES                             WHEN CONVERTED TO CLASS A
Shares issued at initial purchase          Eight years after the date of purchase
---------------------------------------------------------------------------------------
Shares issued on reinvestment of           In the same proportion as the number of
dividends and distributions                Class B shares converting is to total Class
                                           B shares you own (excluding shares issued as
                                           a dividend)
---------------------------------------------------------------------------------------
Shares issued upon exchange from           On the date the shares originally acquired
another Credit Suisse Fund                 would have converted into Class A shares
---------------------------------------------------------------------------------------

   REINSTATEMENT PRIVILEGE. If you redeemed shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charges, if the distributor is notified.


     CLASS C SHARES

   You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.


   Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.


   The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00%, and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.


   Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                              For More Information


   More information about the fund is available free upon request, including the following:



     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI) which provides more details about the fund is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


   Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:

   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Fixed Income Fund                                        811-05039

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 9030, BOSTON, MA 02205-9030
800-222-8977 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSFIX-1-0202

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2003


                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND





This combined Statement of Additional Information provides information about Credit Suisse Investment Grade Bond Fund (the "Investment Grade Fund"), Credit Suisse New York Municipal Fund (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each, a "Fund" and collectively, "the Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the Fixed Income Fund, the Prospectus for the Class A, Class B and Class C Shares of the Fixed Income Fund, the Prospectus for the Class A, B and C shares of the Investment Grade Fund, the Prospectus for the Class A Shares of the New York Municipal Fund and the Prospectus for the Class A Shares of the Global Fixed Income Fund, each dated February 28, 2003, each as amended or supplemented from time to time (collectively, the "Prospectus").


Each Fund's audited Annual Report(s) for the Common Class, Advisor Class, Class A, Class B and Class C shares, as applicable, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report(s) can be obtained by writing or telephoning:



             Class A, Class B, Class C and                                         Advisor Shares:
                    Common Shares:                                           Credit Suisse Advisor Funds
                  Credit Suisse Funds                                               P.O. Box 55030
                    P.O. Box 55030                                              Boston, MA 02205-5030
                 Boston, MA 02205-5030                                       Attn: Institutional Services
                     800-927-2874                                                    800-222-8977

                                TABLE OF CONTENTS

                                                                                                                Page
INVESTMENT OBJECTIVES AND POLICIES................................................................................1
         General Investment Strategies............................................................................1
                  Securities Options..............................................................................2
                  Securities Index Options........................................................................5
                  OTC Options.....................................................................................5
                  Currency Transactions...........................................................................6
                  Forward Currency Contracts......................................................................6
                  Currency Options................................................................................6
                  Currency Hedging................................................................................7
                  Hedging Generally...............................................................................7
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures...................9
         Futures Activities.......................................................................................9
                  Futures Contracts..............................................................................10
                  Options on Futures Contracts...................................................................11
         Money Market Obligations................................................................................11
                  Temporary Defensive Strategies.................................................................12
                  Money Market Mutual Funds......................................................................12
         Convertible Securities..................................................................................12
         Structured Securities...................................................................................12
                  Mortgage-Backed Securities.....................................................................13
                  Asset-Backed Securities........................................................................14
                  Structured Notes, Bonds or Debentures..........................................................14
                  Assignments and Participations.................................................................15
         Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars...............15
         Foreign Investments  (Investment Grade, Fixed Income and Global Fixed Income Funds only)................16
                  Foreign Currency Exchange......................................................................17
                  Information....................................................................................17
                  Political Instability..........................................................................18
                  Foreign Markets................................................................................18
                  Increased Expenses.............................................................................18
                  Dollar-Denominated Debt Securities of Foreign Issuers..........................................18
                  Foreign Debt Securities........................................................................18
                  Privatizations.................................................................................19
                  Brady Bonds....................................................................................19
                  Depositary Receipts............................................................................20
         U.S. Government Securities..............................................................................20
         Government Trust Certificates  (Investment Grade Fund only).............................................21
         Municipal Obligations...................................................................................21
         Taxable Investments  (New York Municipal Fund only).....................................................23

                                                                                                                Page
         Alternative Minimum Tax Bonds  (Investment Grade, New York Municipal and Fixed Income Funds only).......23
         Securities of Other Investment Companies................................................................23
         Below Investment Grade Securities  (Investment Grade, Fixed Income and Global Fixed Income Funds only)..23
         Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)....................26
         Lending Portfolio Securities............................................................................26
         Repurchase Agreements...................................................................................27
         Reverse Repurchase Agreements and Dollar Rolls..........................................................28
         Zero Coupon Securities..................................................................................28
         Government Zero Coupon Securities.......................................................................29
         Short Sales  (Investment Grade, Fixed Income and Global Fixed Income Funds only)........................29
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers................................30
         "Special Situation" Companies  (Investment Grade, Fixed Income and Global Fixed Income Funds only)......30
         Variable Rate and Master Demand Notes  (Investment Grade, New York Municipal and
         Fixed Income Funds only)................................................................................30
         When-Issued Securities and Delayed-Delivery Transactions................................................31
                  To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)......31
         Stand-By Commitment Agreements  (Investment Grade, New York Municipal and Fixed Income Funds only)......32
         REITs  (Investment Grade, Fixed Income and Global Fixed Income Funds only)..............................33
         Warrants  (Investment Grade, Fixed Income and Global Fixed Income Funds only)...........................33
         Non-Publicly Traded and Illiquid Securities.............................................................34
                  Rule 144A Securities...........................................................................35
         Borrowing...............................................................................................35
         Non-Diversified Status  (New York Municipal and Global Fixed Income Funds only).........................36
INVESTMENT RESTRICTIONS..........................................................................................36
         Investment Grade Fund...................................................................................36
         New York Municipal Fund.................................................................................38
         Fixed Income Fund.......................................................................................40
         Global Fixed Income Fund................................................................................41
PORTFOLIO VALUATION..............................................................................................43
PORTFOLIO TRANSACTIONS...........................................................................................45
PORTFOLIO TURNOVER...............................................................................................48
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS................................................49
MANAGEMENT OF THE FUNDS..........................................................................................73
         Officers and Boards of Directors/Trustees...............................................................73
         Directors'/Trustees' Compensation.......................................................................87

                                                                                                                Page
         Investment..............................................................................................87
         Code of Ethics..........................................................................................97
         Custodian and Transfer Agent............................................................................97
         Organization of the Funds...............................................................................98
         Distribution and Shareholder Servicing.................................................................100
                  Common Shares.................................................................................100
                  Advisor Shares................................................................................102
                  Class A, Class B and Class C Shares...........................................................103
                  General ......................................................................................107
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................107
         Purchases..............................................................................................108
                  Initial Sales Charges Waivers.................................................................111
         Redemptions............................................................................................112
                  Automatic Cash Withdrawal Plan................................................................113
                  Contingent Deferred Sales Charge - General....................................................114
EXCHANGE PRIVILEGE..............................................................................................114
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................115
         The Funds and Their Investments........................................................................116
         Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and
         Global Fixed Income Fund...............................................................................118
         Special Tax Matters Regarding the Investment Grade Fund................................................118
         Special Tax Considerations Regarding the New York Municipal Fund.......................................118
         Passive Foreign Investment Companies  (Fixed Income and Global Fixed Income Funds only)................121
         Dividends and Distributions............................................................................121
         Sales of Shares........................................................................................122
         Foreign Taxes..........................................................................................122
         Backup Withholding.....................................................................................123
         Notices................................................................................................123
         Other Taxation.........................................................................................123
DETERMINATION OF PERFORMANCE....................................................................................124
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................................137
MISCELLANEOUS...................................................................................................138
FINANCIAL STATEMENTS............................................................................................144



APPENDIX - DESCRIPTION OF RATINGS   A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.


                  The investment objective of the Investment Grade Fund is to achieve total return. The Investment Grade Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities. The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from federal income taxes and New York State and New York City personal income taxes. The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the Global Fixed Income Fund's ability to invest in emerging markets. The 80% investment policies will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Investment Grade Fund, the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies are non-fundamental and may be changed by the Board of Directors/Trustees of the Fund to become effective upon 60 days' notice to shareholders of the applicable Fund prior to any such change. For the New York Municipal Fund, the 80% investment policy is fundamental, and may be changed only by the shareholders of the Fund.


General Investment Strategies


                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds do not represent that these techniques are available now or will be available at any time in the future.

STRATEGIC AND OTHER TRANSACTIONS

                  Options, Futures and Currency Transactions. Each Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").


                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.


                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), or, for Global Fixed Income Fund, Credit Suisse Asset Management Limited (U.K.) or Credit Suisse Asset Management Limited (Japan), as applicable, the Global Fixed Income Fund's sub-investment advisers (each, together with CSAM, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                  Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Transactions. (Investment Grade, Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions).


                  Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.

Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts, options written by the Fund on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Futures Activities

                  A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies.


                  Futures Contracts. (The New York Municipal Fund may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. (The New York Municipal Fund may not purchase or write options on foreign currency futures.) A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Money Market Obligations

                  Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.

                  Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Investment Grade Fund may invest without limit in short-term money market obligations, and the Investment Grade Fund may invest without limit in short term Government Securities.


                  Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.


Convertible Securities


                  Convertible securities in which the Investment Grade, Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.


Structured Securities


                  The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like atypical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.



                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


                  Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.


                  When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.


                  With respect to the New York Municipal Fund, income derived from Participations or Assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.


Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

                  Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the

Investment Grade, Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

                  A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

                  The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.

Foreign Investments (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.





                  Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.


                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.


                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.



                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.



                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.



                      The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.


                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.


                  Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.


                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.


                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


                  Depository Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.


                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.


U.S. Government Securities

                  Each Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Government Trust Certificates (Investment Grade Fund only)

                  The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A certificate-holder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

                  Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

Municipal Obligations

                  Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund will invest its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

                  Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Taxable Investments (New York Municipal Fund only)

                  Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

Alternative Minimum Tax Bonds (Investment Grade, New York Municipal and Fixed Income Funds only)

                  A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Investment Grade and Fixed Income Funds do not intend to purchase Alternative Minimum Tax Bonds.

Securities of Other Investment Companies


                  A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


Below Investment Grade Securities (Investment Grade, Fixed Income and Global Fixed Income Funds only)


                  A Fund may invest up to 35% (20% for the Investment Grade
Fund) of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities.

A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.


                  An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed

Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.


                  Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)


                  The Fixed Income Fund may invest up to 35% of its total fund assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Investment Grade and Global Fixed Income Funds may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


Lending Portfolio Securities


                  A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.


                  The Funds and CSAM have received an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.


Repurchase Agreements

                  Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

                  A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.


                  A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.


                  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities


                  A Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.


Government Zero Coupon Securities


                  A Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and
(iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").


Short Sales (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

                  While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

                  Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"Special Situation" Companies (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

Variable Rate and Master Demand Notes (Investment Grade, New York Municipal and Fixed Income Funds only)

                  Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions

                  A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)

                  As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities -- Mortgage-Backed Securities" above.


Stand-By Commitments (Investment Grade, New York Municipal and Fixed Income Funds only)



                  A Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.


                  Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.


                  A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.




                  A Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.


                  The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.

REITs (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants (Investment Grade, Fixed Income and Global Fixed Income Funds only)

                  A Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

                  A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.



                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.


                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

Borrowing

                  A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status (New York Municipal and Global Fixed Income Funds only)

                  The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

Investment Grade Fund


                  The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Investment Grade Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.


                  The Investment Grade Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

                  3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

New York Municipal Fund


                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 14 may be changed by a vote of the Board at any time.


                  The New York Municipal Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except
(a) in connection with a merger, consolidation, acquisition or reorganization or
(b) as permitted under the 1940 Act.


                  11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.


                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Fixed Income Fund


                  The investment limitations numbered 1 through 12 are Fundamental Restrictions. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.


                  The Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  10. Issue any senior security except as permitted in these Investment Restrictions.

                  11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund


                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.


                  The Global Fixed Income Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

                  9. Issue any senior security except as permitted in these Investment Restrictions.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION


                  The following is a description of the procedures used by each Fund in valuing its assets.


                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.


                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.


                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.



                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.



                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.


                  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS


                  CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. CSAM has retained Credit Suisse Asset Management Limited (U.K.) and Credit Suisse Asset Management Limited (Japan) to act as sub-advisers for the Global Fixed Income Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government securities are generally purchased from underwriters or dealers, although certain newly issued government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of government securities.


                  The Adviser will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program.

                  For the fiscal year ended October 31, 2002, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research services.


                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years.




                                         Fiscal year ended         Fiscal year ended         Fiscal year ended
                                          October 31, 2000          October 31, 2001         October 31, 2002
Investment Grade Fund                               0                         0                         0

New York Municipal Fund                             0                         0                         0

Fixed Income Fund                                   0                   $17,034                   $44,658

Global Fixed Income Fund                            0                    $9,564                   $14,670


                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


                  During the fiscal year ended October 31, 2002, none of the Funds paid commissions to CSFB.


                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


                  In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


                  Transactions for the Investment Grade, Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.



                                         Fiscal year ended         Fiscal year ended         Fiscal year ended
                                          October 31, 2000          October 31, 2001         October 31, 2002
                                          ----------------          ----------------         ----------------
Investment Grade Fund                               0                         0                         0

New York Municipal Fund                             0                         0                         0

Fixed Income Fund                                   0                   $17,034                   $44,658

Global Fixed Income Fund                            0                    $9,564                   $14,670


                  As of October 31, 2002, each Fund held the following securities of its regular brokers or dealers:

            Name of Fund                        Name of Securities                Aggregate Value of the Holdings
------------------------------------- ---------------------------------------- ---------------------------------------
       Investment Grade Fund            State Street Bank & Trust Co. Euro                   $3,487,000
                                                   Time Deposit
------------------------------------- ---------------------------------------- ---------------------------------------
      New York Municipal Fund                          None                                      --
------------------------------------- ---------------------------------------- ---------------------------------------
         Fixed Income Fund              State Street Bank & Trust Co. Euro                  $14,784,000
                                                   Time Deposit
------------------------------------- ---------------------------------------- ---------------------------------------
      Global Fixed Income Fund          State Street Bank & Trust Co. Euro                  $16,319,000
                                                   Time Deposit


                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


                  For the fiscal year ended October 31, 2001 and 2002, the portfolio turnover rate for the Investment Grade Fund was 41% and 171%; for the New York Municipal Fund, 51% and 34%; for the Fixed Income

Fund, 383% and 385%; and for the Global Fixed Income Fund, 144% and 150%, respectively. For the year ended October 31, 2001, the increase in the Fixed Income Fund's portfolio turnover rate resulted from a number of factors, including an increase in the portion of the Fund's portfolio invested in TBAs and the Fund's concomitantly increased use of dollar rolls with respect to these securities. In a dollar roll, the Fund sells TBAs for delivery in the current month and simultaneously contracts to repurchase similar but not identical securities on a specified future date, generally one month ahead. This monthly roll over resulted in a higher portfolio turnover rate. For the year ended October 31, 2002 the increase in the Investment Grade Fund's portfolio turnover rate was due to the change in portfolio managers.


        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

                  Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


                  The State of New York's most recent fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published Update to the Annual Information Statement was dated November 14, 2002 with supplement dated January 10, 2003.





                  Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.


                  It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.


                  More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

                  Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.


                  For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

                  The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.


                  In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-03, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year (e.g., deferring certain discretionary payments until fiscal year 2003-04, thereby adding to General Fund costs in that year). Such measures, if implemented, are expected by DOB to be sufficient to close the 2002-03 fiscal year in balance. As a result of these actions, DOB does not anticipate the State will need to draw on the Tax Stabilization Reserve Fund to maintain budget balance.


                  DOB expects to propose actions to close a 2003-04 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for the current year, and substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.


                  State Economy. As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of
2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.


                  The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy.

In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.


                  The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.


                  New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.



                  Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.


                  Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.


                  Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.


                  Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.


                  Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.


                  State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-

96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.


                  Four governmental fund types comprise the State Financial
Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.


                  General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


                  Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and increasing 2002-03 projections.


                  The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.


                  General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).


                  The projected 2002-03 General Fund closing balance of $716 million, a decline of $316 million from 2001-02 (30.6 percent), consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).


                  The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.


                  Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.


                  The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.


                  Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

                  Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.

                  Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

                  Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

                  Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.



     The historical financial results for the prior three fiscal years are presented below.

                  2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

                  General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.



                  2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.



                  The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.



                  The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.



                  General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                  1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.


                  The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.


                  The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.


                  General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.


                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

                  The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.




                  The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.



                  The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.



                  Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.



                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.



                  State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August

16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.




                  In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.



                  The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.



                  The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.


                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.


                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.


                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


                  Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.


                  Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.




                  Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.



                  Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.



                  On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.



                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.


                  New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.


                  On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.


                  Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.


                  On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.


                  The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.


                  The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.


                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.


                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

                  On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

                  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

                  Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


                  For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.


                  The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

                  The City's gap estimates assume a 4 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.

                  On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.


                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


                  The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.


                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees


                  The business and affairs of the Global Fixed Income and Investment Grade Funds are managed by a Board of Directors in accordance with the laws of the State of Maryland.

The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board approves all significant agreements between a Fund and the companies that furnish services to the Fund, including agreements with the Fund's Adviser(s), custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.



                  The names and ages of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.





                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
INDEPENDENT DIRECTORS/TRUSTEES
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Richard H. Francis                  Director/     Since 1999     Currently retired;      54           --
c/o Credit Suisse Asset             Trustee                      Executive Vice
Management, LLC                                                  President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, New York                                               Pan Am Corporation
10017-3140                                                       and Pan American
Age: 70                                                          World Airways, Inc.
                                                                 from 1988 to 1991
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Jack W. Fritz                       Director/     Since 1987     Private investor;       53           Director of Advo,
2425 North Fish Creek Road          Trustee       for the        Consultant and                       Inc. (direct mail
P.O. Box 1287                                     Fixed          Director of Fritz                    advertising)
Wilson, Wyoming 83014                             Income         Broadcasting, Inc.
                                                  Fund.          and Fritz

-------------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Age: 75                                           Since 1986     Communications
                                                  for the New    (developers and
                                                  York           operators of radio
                                                  Municipal      stations) since 1987
                                                  Fund.
                                                  Since 1990
                                                  for the
                                                  Global
                                                  Fixed
                                                  Income
                                                  Fund.
                                                  Since 1988
                                                  for the
                                                  Investment
                                                  Grade Fund.
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Jeffrey E. Garten(2)                Director/     Since 1988     Dean of Yale School     53           Director of
Box 208200                          Trustee       for the        of Management and                    Aetna, Inc.;
New Haven, Connecticut                            Fixed          William S. Beinecke                  Director of
06520-8200                                        Income         Professor in the                     Calpine Energy
Age: 56                                           Fund, the      Practice of                          Corporation;
                                                  New York       International Trade                  Director of
                                                  Municipal      and Finance;                         CarMax Group
                                                  Fund and       Undersecretary of                    (used car dealers)
                                                  the            Commerce for
                                                  Investment     International Trade
                                                  Grade          from November 1993 to
                                                  Fund..         October 1995;

                                                  Since 1990     Professor at Columbia
                                                  for the        University from

                                                  Global         September 1992 to
                                                  Fixed          November 1993
                                                  Income Fund.
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Peter F. Krogh                      Director/     Since 2001     Dean Emeritus and       53           Member of the
301 ICC                             Trustee                      Distinguished                        Board of The
Georgetown University                                            Professor of                         Carlisle
Washington, DC 20057                                             International Affairs                Companies Inc.;

---------------------
(2) Mr. Garten was initially appointed as a Director/Trustee on February 6, 1998. He resigned as Director/Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Age: 66                                                          at the Edmund A.                     Member of
                                                                 Walsh School of                      Selection
                                                                 Foreign Service,                     Committee for
                                                                 Georgetown                           Truman Scholars
                                                                 University; Moderator                and Henry Luce
                                                                 of PBS foreign                       Scholars; Senior
                                                                 affairs television                   Associate of
                                                                 series                               Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
James S. Pasman, Jr.                Director/     Since 1999     Currently retired;      55           Director of
c/o Credit Suisse Asset             Trustee                      President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, New York                                               Inc. (holding
10017-3140                                                       company) from April
Age: 71                                                          1989 to March 1991;
                                                                 Chairman of Permian
                                                                 Oil Co. from April
                                                                 1989 to March 1991
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
Steven N. Rappaport                 Director/     Since 1999     Partner of Lehigh       54
Lehigh Court, LLC                   Trustee                      Court, LLC since July
40 East 52nd Street                                              2002; President of
New York, New York 10022                                         SunGard Securities
                                                                 Finance, Inc. from
                                                                 2001 to July
                                                                 2002; President


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------  -------------  ----------------------  ------------ -----------------
Age: 54                                                          of Loanet, Inc.
                                                                 (on-line
                                                                 accounting
                                                                 service) from
                                                                 1995 to 2001;
                                                                 Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real-time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
INTERESTED DIRECTOR/TRUSTEE
----------------------------------- ------------  -------------  ----------------------- ------------ -------------------
William W. Priest(3)                Director/     Since 1999     Co-Managing Partner,    60           --
Steinberg Priest &                  Trustee                      Steinberg Priest &
Sloane Capital Management                                        Sloane Capital
12 East 49th Street                                              Management since
12th Floor                                                       March 2001; Chairman
New York, New York 10017                                         and Managing Director

---------------------
(3) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                   Position(s)    Office(1) and  Principal               Overseen by  Directorships
                                   Held with      Length of      Occupation(s) During    Director/    Held by
Name, Address and Age              Fund           Time Served    Past Five Years         Trustee      Director/Trustee
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
Age: 61                                                          of CSAM from 2000 to
                                                                 February 2001, Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM from 1990 to 2000
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
OFFICERS
---------------------------------- ------------   -------------  ----------------------- ------------ -------------------
Laurence R. Smith                  Chairman       Since 2002     Managing Director and   --           --
Credit Suisse Asset                                              Global Chief
Management, LLC                                                  Investment Officer of
466 Lexington Avenue                                             CSAM; Associated with
New York, New York                                               J.P. Morgan
10017-3140                                                       Investment Management
Age: 4                                                           from 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
---------------------------------- -------------  -------------  ----------------------- ------------ -------------------
Hal Liebes, Esq.                   Vice           Since 1999     Managing Director and   --           --
Credit Suisse Asset                President                     Global General
Management, LLC                    and Secretary                 Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York                                               Lehman Brothers, Inc.
10017-3140                                                       from 1996 to 1997;
Age: 38


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                  Term of                                Complex      Other
                                    Position(s)   Office(1) and  Principal               Overseen by  Directorships
                                    Held with     Length of      Occupation(s) During    Director/    Held by
Name, Address and Age               Fund          Time Served    Past Five Years         Trustee      Director/Trustee
----------------------------------- ------------- -------------  ----------------------- ------------ -------------------
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 CSAMSI and
                                                                 other Credit
                                                                 Suisse Funds
----------------------------------- ------------- -------------  ----------------------- ------------ -------------------
Michael A. Pignataro                Treasurer     Since 1999     Director and Director   --           --
Credit Suisse Asset                 and Chief                    of Fund
Management, LLC                     Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York                                               CSAM since 1984;
10017-3140                                                       Officer of
Age: 43


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
                                                                  other
                                                                  Credit Suisse Funds
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Gregory N. Bressler, Esq.           Assistant      Since 2000     Director and Deputy    --           --
Credit Suisse Asset                 Secretary                     General Counsel;
Management, LLC                                                   Associated with CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York                                                Associated with the
10017-3140                                                        law firm of Swidler
Age:  36                                                          Berlin Shereff
                                                                  Friedman LLP from
                                                                  1996 to 2000; Officer
                                                                  of other Credit
                                                                  Suisse


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
                                                                  Funds
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002     Vice President and     --           --
Credit Suisse Asset                 Secretary                     Legal Counsel;
Management, LLC                                                   Associated with CSAM
466 Lexington Avenue                                              since January 1998;
New York, New York                                                Officer of other
10017-3140                                                        Credit Suisse Funds
Age:  39
----------------------------------- -------------- -------------  ---------------------- ------------ -------------------
Rocco A. DelGuercio                 Assistant      Since 1999     Vice President and     --           --
Credit Suisse Asset                 Treasurer                     Administrative
Management, LLC                                                   Officer of CSAM;
466 Lexington Avenue                                              Associated with CSAM
New York, New York                                                since June 1996;
10017-3140                                                        Assistant Treasurer,
Age:  39                                                          Bankers Trust Co. --
                                                                  Fund Administration


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  ---------------------  ------------ -------------------
                                                                  from March 1994 to
                                                                  June 1996; Mutual
                                                                  Fund Accounting
                                                                  Supervisor, Dreyfus
                                                                  Corporation from
                                                                  April 1987 to March
                                                                  1994; Officer of
                                                                  other Credit Suisse
                                                                  Funds
----------------------------------- -------------- -------------  ---------------------  ------------ -------------------
Joseph Parascondola                 Assistant      Since 2000     Assistant Vice         --           --
Credit Suisse Asset                 Treasurer                     President - Fund
Management, LLC                                                   Administration of
466 Lexington Avenue                                              CSAM since April
New York, New York                                                2000; Assistant Vice
10017-3140                                                        President, Deutsche
Age:  39                                                          Asset
                                                                  Management from
                                                                  January 1999 to
                                                                  April 2000;
                                                                  Assistant Vice
                                                                  President,
                                                                  Weiss, Peck &
                                                                  Greer LLC from
                                                                  November 1995
                                                                  to December
                                                                  1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds


                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                                                   Term of                               Complex      Other
                                    Position(s)    Office(1) and  Principal              Overseen by  Directorships
                                    Held with      Length of      Occupation(s) During   Director/    Held by
Name, Address and Age               Fund           Time Served    Past Five Years        Trustee      Director/Trustee
----------------------------------- -------------- -------------  --------------------- ------------- -------------------
Robert M. Rizza                     Assistant      Since 2002     Assistant Vice         --           --
Credit Suisse Asset                 Treasurer                     President of CSAM
Management, LLC                                                   since January 2001;
466 Lexington Avenue                                              Administrative
New York, New York                                                Officer of CSAM from
10017-3140                                                        March 1998 to
Age:  37                                                          December 2000;
                                                                  Assistant Treasurer
                                                                  of Bankers Trust Co.
                                                                  from April 1994 to
                                                                  March 1998; Officer
                                                                  of other Credit
                                                                  Suisse Funds

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors/Trustees of certain securities as of December 31, 2002.


                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director/Trustee in Family of
Name of Director/Trustee                 the Fund*(4)                           Investment Companies*,(4)
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         E
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Jack W. Fritz                            Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - E                                         E
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         D
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         C
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      Investment Grade - B                                     D
                                         New York Municipal - B
                                         Fixed Income - B
                                         Global Fixed Income - B


-----------------
(4) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director/Trustee in Family of
Name of Director/Trustee                 the Fund*(4)                           Investment Companies*,(4)
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTOR/TRUSTEE
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                        Investment Grade - A
                                         New York Municipal - A
                                         Fixed Income - A                                         A
                                         Global Fixed Income - A
---------------------------------------- -------------------------------------- --------------------------------------

-----------------------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000


         Committees and Meetings of Directors/Trustees

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940

Act ("Independent Directors/Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.


                  In accordance with its written charter adopted by the Board of Directors/Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met 4 times during the fiscal year ended October 31, 2002.


                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors/Trustees to the Board of Directors/Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors/Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2002.


                  No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director/Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Directors'/Trustees' Total Compensation For the Fiscal Year Ended October 31,
2002



                                                                                                       Total Number
                                                                                                       of Funds for
                        Total           Total                             Total                           which
                    Compensation     Compensation        Total        Compensation   All Investment     Director/
                        from             from         Compensation     from Global      Companies        Trustee
Name of Director/    Investment        New York        from Fixed     Fixed Income     in the CSAM    Serves Within
     Trustee         Grade Fund     Municipal Fund    Income Fund         Fund        Fund Complex     Fund Complex
-----------------   -------------   --------------    -------------   ------------   --------------   --------------
William W.              None             None            None             None            None              60
Priest*

Richard H.            $3,562.50       $3,562.50        $3,562.50       $3,562.50       $110,749.50          54
Francis

Jack W. Fritz         $3,312.50       $3,312.50        $3,312.50       $3,312.50        $94,374.48          53

Jeffrey E. Garten     $3,312.50       $3,312.50        $3,312.50       $3,312.50        $97,499.50          53

Peter F. Krogh        $3,312.50       $3,312.50        $3,312.50       $3,312.50        $99,099.50          53

James S. Pasman,      $3,562.50       $3,562.50        $3,562.50       $3,562.50       $138,599.50          55
Jr.

Steven N.             $3,862.50       $3,862.50        $3,862.50       $3,862.50       $117,544.76          54
Rappaport

------------------

* Mr. Priest is an interested person of the Funds, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


                  As of January 24, 2003, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of each class of the shares of each Fund.

                  INVESTMENT

ADVISORY AGREEMENT.

CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  The Advisory Agreement between each Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors/Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to the Advisory Agreements, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors/Trustees who are affiliated persons of CSAM or any of its subsidiaries.


                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors/Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors/Trustees of the Fund; and any extraordinary expenses.


                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  A Fund or CSAM may terminate the respective Advisory Agreement on 60 days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).


                  For its services
to the Fixed Income Fund, Global Fixed Income Fund, Investment Grade Fund and New York Municipal Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.


                  For the fiscal year ended October 31, 2000, 2001 and 2002, each Fund paid CSAM, and CSAM waived fees and/or reimbursed expenses of each Fund under the Advisory Agreement as follows(portion of fees waived, if any, are noted in parentheses next to the amount paid):



                                  Fiscal year ended               Fiscal year ended               Fiscal year ended
                                   October 31, 2000                October 31, 2001                October 31, 2002
                             --------------------------      --------------------------      --------------------------
Investment Grade Fund        $  261,469      ($143,332)      $   38,414      ($210,812)             0        ($330,953)
New York Municipal Fund      $  312,719      ($ 85,541)      $  226,918      ($151,434)      $142,804        ($241,130)
Fixed Income Fund            $1,681,883      ($ 81,285)      $1,420,017      ($504,459)      $866,096        ($663,228)
Global Fixed Income Fund     $1,214,634      ($619,726)      $  513,355      ($707,054)      $243,582        ($827,266)


                  SUB-ADVISORY AGREEMENTS. The Global Fixed Income Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K.") and CSAM's Japanese affiliate ("CSAM Japan"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K. and CSAM Japan may be referred to as a "Sub-Adviser").


                  Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.


                  CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.


                  CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.


                  Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of
(a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and
(ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to the Fund for CSAM U.K. and CSAM Japan was $ 12,032.38 and $12,111.47, respectively.


                  Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                  Board Approval of Advisory Agreements. In approving the Advisory Agreements, the Board of Directors/Trustees of each Fund, including the Independent Directors/Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to each Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to each Fund. The Board of Directors/Trustees also considered each Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors/ Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Boards reviewed the profitability to CSAM and its affiliates of their services to each Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Boards reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Boards also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the applicable Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve the Advisory Agreements.

The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.


                  In approving each of the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, the Board of the Global Fixed Income Fund considered various matters and materials provided by CSAM, CSAM U.K. and CSAM Japan. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and CSAM Japan would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K. and CSAM Japan in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K. and CSAM Japan. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K. and CSAM Japan would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K. and CSAM Japan would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors/Trustees were advised by separate independent legal counsel throughout the process.


                  ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreements" and the "State Street Co-Administration Agreements," respectively).


                  CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.


                  For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid CSAMSI administration fees and CSAMSI waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                                     Fiscal year ended           Fiscal year ended            Fiscal year ended
                                     October 31, 2000             October 31, 2001            October 31, 2002
                                     ----------------             ----------------            ----------------
Investment Grade Fund                    $ 52,294                     $ 49,845                    $ 47,066
New York Municipal Fund                  $ 78,180                     $ 94,588                    $ 95,983
Fixed Income Fund                        $336,377                     $406,784                    $305,865
Global Fixed Income Fund                 $121,463                     $122,041                    $107,085



                  State Street became co-administrator to the Fixed Income Fund on July 1, 2002 and to the Investment Grade Fund, the New York Municipal Fund and the Global Fixed Income Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreements, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .050% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .020% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.


                  For the fiscal period ended October 31, 2002, the Funds paid State Street administration fees and State Street waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):





                                    Fiscal period ended
                                     October 31, 2002
                                     ----------------
Investment Grade Fund                     $10,387
New York Municipal Fund                   $21,359
Fixed Income Fund                         $74,689
Global Fixed Income Fund                  $31,481



                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fixed Income Fund prior to July 1, 2002 and to the Investment Grade Fund, the New York Municipal Fund and the Global Fixed Income Fund prior to August 1, 2002. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund paid PFPC a fee calculated at an annual rate of .07% of the Fund's first $150 million in average daily net assets, .06% of the Fund's next $150 million in average daily net assets, and .05% of the Fund's average daily net assets exceeding $300 million, exclusive of out-of-pocket expenses.

                  For the fiscal years ended October 31, 2000 and 2001 and the fiscal period ended May 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):



                                       Fiscal year ended               Fiscal year ended                Fiscal year ended
                                        October 31, 2000                October 31, 2001                October 31, 2002
                                    -----------------------          ---------------------          -----------------------
Investment Grade Fund               $ 33,364      ($20,148)          $ 38,903                       $ 27,763
New York Municipal Fund             $ 51,820                         $ 75,195                       $ 56,738
Fixed Income Fund                   $193,192                         $262,101                       $145,579
Global Fixed Income Fund            $ 72,613                         $ 93,593                       $ 62,421


Code of Ethics


                  The Funds, CSAM, CSAM U.K., CSAM Japan and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


                  The Board of Directors/Trustees reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.


Custodian and Transfer Agent.


                  State Street serves as custodian of each Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) makes receipts and disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions for the account of each Fund's portfolio securities and (v) makes periodic reports to the Board of Directors/Trustees concerning each Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Directors/Trustees concerning the transfer agent's operations with respect to each Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds


                  The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income and Investment Grade Funds were incorporated in 1990 and 1988, respectively, under the laws of the State of Maryland and each is an entity commonly known as a "Maryland corporation." Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the Global Fixed Income and New York Municipal Funds, which are "non-diversified." The Investment Grade Fund has four classes of shares, Common Shares, Class A Shares, Class B Shares and Class C Shares. The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. The Global Fixed Income Fund has three classes of shares, Common Shares, Advisor Shares and Class A Shares. The Global Fixed Income Fund's Advisor Shares are closed to new investments. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.


                  The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's and Investment Grade Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements") and the Investment Grade Fund's Articles of Incorporation each authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares, one billion shares are designated Class A Shares, one billion shares are designated Class B Shares, and one billion shares are designated Class C Shares. On December 12, 2001, each Fund's Common Class was closed to new investments. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.


                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


                  All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A, Class B and Class C shares, the total return on Class A, Class B and Class C shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class Prospectus.


                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc." On March 26, 2001, the Intermediate Government Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc.," "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc." changed their names to "Credit Suisse New York Municipal Fund, Inc.," "Credit Suisse Fixed Income Fund, Inc." and "Credit Suisse Global

Fixed Income Fund, Inc.," respectively. Effective December 19, 2001, the "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc." changed its name to "Credit Suisse Investment Grade Fund, Inc."

Distribution and Shareholder Servicing


                  Distributor. CSAMSI serves as distributor of the Funds' shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


                  Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreements a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is in addition to the co-administrative services fee paid by each Fund under the CSAMSI Co-Administration Agreements and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreements or by

Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services").




                  Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing each Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.




                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with each Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.



                  Advisor Shares. The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made.

                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.


                  For the fiscal year ended October 31, 2002, the Advisor Class shares of the Fixed Income Fund paid CSAMSI $88,735 under the Advisor Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.


                  An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Class A, Class B and Class C Shares. Each of the Investment Grade and Fixed Income Funds has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Funds, respectively, and the New York Municipal Fund and the Global Fixed Income Fund each has adopted a Plan of Distribution for Class A Shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

                  The Class A Plan currently provides that a service fee of .50% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.



                  For the fiscal year ended October 31, 2002, the Investment Grade Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid $243, $78, $4,182 and $45, respectively, to CSAMSI under the Class A Shares 12b-1 Plan. For the fiscal year ended October 31, 2002, the Investment Grade Fund and the Fixed Income Fund paid $2,941 and $29,042, respectively, to CSAMSI under the Class B Shares 12b-1 Plan. For the fiscal year ended October 31, 2002, the Investment Grade Fund and the Fixed Income Fund paid $542 and $7,721, respectively, to CSAMSI under the Class C Shares 12b-1 Plan.




                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's A Shares 12b-1 Plan as follows:



Advertising                                                     $21
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,654
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $575
--------------------------------------------------------------- ------------
People-related and occupancy                                    $48
--------------------------------------------------------------- ------------
Other                                                           $18
--------------------------------------------------------------- ------------



                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the New York Municipal Fund's A Shares 12b-1 Plan as follows:




Advertising                                                     $2
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $3,773
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $2,140
--------------------------------------------------------------- ------------
People-related and occupancy                                    $13
--------------------------------------------------------------- ------------
Other                                                           $4
--------------------------------------------------------------- ------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's A Shares 12b-1 Plan as follows:




Advertising                                                     $373
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $4,109
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $9,034
--------------------------------------------------------------- ------------
People-related and occupancy                                    $879
--------------------------------------------------------------- ------------
Other                                                           $307
--------------------------------------------------------------- ------------




                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Global Fixed Income Fund's A Shares 12b-1 Plan as follows:




Advertising                                                     $7
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $2,786
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $16
--------------------------------------------------------------- ------------
People-related and occupancy                                    $11
--------------------------------------------------------------- ------------
Other                                                           $5
--------------------------------------------------------------- ------------



                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's B Shares 12b-1 Plan as follows:



Advertising                                                     $39
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,701
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $30,195
--------------------------------------------------------------- ------------
People-related and occupancy                                    $146
--------------------------------------------------------------- ------------
Other                                                           $43
--------------------------------------------------------------- ------------



                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's B Shares 12b-1 Plan as follows:

Advertising                                                     $600
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $4,640
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $170,551
--------------------------------------------------------------- ------------
People-related and occupancy                                    $1,514
--------------------------------------------------------------- ------------
Other                                                           $512
--------------------------------------------------------------- ------------



                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Investment Grade Fund's C Shares 12b-1 Plan as follows:



Advertising                                                     $10
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $1,629
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $2,384
--------------------------------------------------------------- ------------
People-related and occupancy                                    $27
--------------------------------------------------------------- ------------
Other                                                           $10
--------------------------------------------------------------- ------------




                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fixed Income Fund's C Shares 12b-1 Plan as follows:



Advertising                                                     $174
--------------------------------------------------------------- ------------
Printing and mailing prospectuses for promotional purposes      $3,512
--------------------------------------------------------------- ------------
Payment to broker-dealers                                       $17,630
--------------------------------------------------------------- ------------
People-related and occupancy                                    $401
--------------------------------------------------------------- ------------
Other                                                           $158
--------------------------------------------------------------- ------------




                  With respect to sales of the Investment Grade and Fixed Income Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


                  Payments by the Funds to CSAMSI under the Advisor Shares 12b-1 Plans, the A, B, C 12b-1 Plans and the Common Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.


                  CSAMSI provides the Funds' Boards with periodic reports of amounts spent under the Common Shares, the Adviser Shares and the Class A, B, C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of a Fund, any applicable sales charge.


                  As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).


                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


                  Common Class Shares. To purchase Common shares directly from a Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.


                  Class A, B and C Shares. Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not directly offered from the Funds. All purchases of shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.


                  Class A Shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

          INVESTMENT GRADE, FIXED INCOME AND GLOBAL FIXED INCOME FUNDS

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount         Offering         Representative as a % of
                                                   Invested         Price                 Offering Price
----------------------------------------------- --------------- ---------------- --------------------------------
Less than $50,000                                   4.99%            4.75%                    4.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$50,000 to less than $100,000                       4.71%            4.50%                    4.00%
----------------------------------------------- --------------- ---------------- --------------------------------
$100,000 to less than $250,000                      3.63%            3.50%                    3.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$250,000 to less than $500,000                      2.56%            2.50%                    2.25%
----------------------------------------------- --------------- ---------------- --------------------------------
$500,000 to less than $1,000,000                    2.04%            2.00%                    1.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$1,000,000 or more                                    0*               0                     .50%**
----------------------------------------------- --------------- ---------------- --------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).


**        The distributor may pay a financial representative a fee as follows:
          up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.

                             NEW YORK MUNICIPAL FUND

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount         Offering          Representative as a % of
                                                   Invested         Price                Offering Price
----------------------------------------------- --------------- ---------------- --------------------------------
Less than $50,000                                   3.09%            3.00%                    2.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$50,000 to less than $100,000                       2.04%            2.00%                    1.75%
----------------------------------------------- --------------- ---------------- --------------------------------
$100,000 to less than $250,000                      1.01%            1.00%                    0.90%
----------------------------------------------- --------------- ---------------- --------------------------------
$250,000 to less than $500,000                        0*               0                     0.50%**
----------------------------------------------- --------------- ---------------- --------------------------------

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).


**        The distributor may pay a financial representative a fee as follows:
          up to .50% on purchases up to and including $3 million, up to .25% on the next $47 million and up to .125% on purchase amounts over $50 million.



                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.


                  The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by any "purchaser." The term "purchaser" includes:


                         o an individual, the individual's spouse or domestic
                           partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;


                         o any company controlled by the individual and/or an
                           immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);


                         o a trust created by the individual and/or an immediate
                           family member, the beneficiaries of which are the individual or an immediate family member;


                         o a Uniform Gifts to Minors Act/Uniform Transfer to
                           Minors Act account created by the individual and/or an immediate family member.


                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors/Trustees of the Funds, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for hid or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans and (7) Class A shares acquired when dividends and distributions are reinvested in the Fund.


Redemptions.


                  Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Investment Grade and Fixed Income Funds, and certain redemptions of Class A shares of the Funds.


                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.


                  During the fiscal year ended October 31, 2002, CSAMSI earned $456, $480, $3,775 and $400, respectively, in commissions on the sale of Class A shares of the Investment Grade Fund, New York Municipal Fund, Fixed Income Fund and Global Fixed Income Fund, of which CSAM retained $456, $480, $3,775 and $400, respectively. CSAMSI received no contingent deferred sales charges on redemptions of Class A shares of any of the Funds.


                  During the fiscal year ended October 31, 2002, CSAMSI received $800,799 and $3,785,384 on contingent deferred sales charges on redemptions of Class B shares of the Investment Grade Fund and the Fixed Income Fund, respectively.


                  During the fiscal year ended October 31, 2002, CSAMSI received $219,995.60 and $1,174,087 on contingent deferred sales charges on redemptions of Class C shares of the Investment Grade Fund and the Fixed Income Fund, respectively.

                  Special Provisions Applicable to the Investment Grade Fund and Fixed Income Fund Class A, B and C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:


                                      Contingent Deferred Sales Charge
                                      as a Percentage of the Lesser of
                                       Dollars Invested or Redemption
  Year Since Purchase Payment Made                Proceeds
  --------------------------------    --------------------------------
First...........................                    4.0%
-----
Second..........................                    3.0%
------
Third...........................                    2.0%
-----
Fourth..........................                    1.0%
------
Fifth...........................                    0.0%
-----
Sixth...........................                    0.0%
-----
Seventh.........................                    0.0%
-------


                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2001 will be eligible for the second year's charge if redeemed on or after October 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE


                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.


                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


                  Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES


                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, and existing judicial and administrative interpretations thereof, both of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments


                  Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


                  As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains that it distributes to its Shareholders. A Fund will satisfy the minimum distribution requirement, if it distributes to its shareholders, at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.


                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are retained by the Fund that is subject to corporate income tax in the hands of a Fund will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.


                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits (including amounts derived from interest on tax-exempt obligations), would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated at the end of the last taxable year prior to qualifying as a regulated investment company) in order to qualify as a regulated investment company in a subsequent year.

Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and Global Fixed Income Fund

                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Special Tax Matters Regarding the Investment Grade Fund


                  Interest income on most types of government securities is generally exempt from state and local personal income taxes if the owner of such government securities is an individual. Furthermore, some states, if certain requirements are satisfied, permit individual investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these government securities as tax-exempt income for state or local personal income tax purposes. Other states treat all of these dividends as subject to state and local personal income taxation. Investors in a Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from government securities are exempt from any applicable state or local taxes.


Special Tax Considerations Regarding the New York Municipal Fund


                  Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed for federal income tax purposes or for New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes). Prospective investors should consult their own tax advisors as to whether they are "substantial users" with respect to a facility or related to such users within the meaning of the code.


                  Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the federal alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for individuals filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of a federal or state alternative minimum tax to their tax situations.


                  In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to the federal branch profits tax or the federal excess net passive income tax.


                  While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders within 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

                  Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                  If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income.

                  Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.


                  It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State corporate franchise tax or New York City corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.


                  Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York State franchise tax or New York City corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state and local tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.


                  Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such other state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

Passive Foreign Investment Companies (Fixed Income and Global Fixed Income Funds only)


                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions


                  Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

                  Upon the sale or exchange of his shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Foreign Taxes

                  Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If any of the Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Backup Withholding


                  A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.


Notices

                  Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

 THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING
   A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN
        TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO
                      THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE


                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. If a Fund meets the size requirements for listing in The Wall Street Journal, its Common shares will be listed under the heading "Credit Suisse Common", the Advisor Shares of the Fixed Income Fund will be listed under the heading "Credit Suisse ADV," and the Class A, B and C shares of the Investment Grade and Fixed Income Fund will be listed under the heading "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.







                  AVERAGE ANNUAL TOTAL RETURNS. "Average annual total return" is computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


         P(1+T)n = ERV

         Where:            P = hypothetical initial payment of $1,000;

                           T = average annual total return;

                           n=number of years; and

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).


                  "Aggregate total return" is computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


Aggregate Total Return = [(ERV) - l]
                            P


                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.



                                  TOTAL RETURN



                  The Funds' average annual total returns for the Common Class shares for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):



                                  COMMON SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)


                                                                                                        Period from the
                                                                                                        commencement of
                                                      One-Year         Five-Year         Ten-Year         operations
                                                      --------         ---------         --------        -------------
Investment Grade Fund                                  -0.55%            5.47%            5.83%              7.17%
(August 22, 1988)

New York Municipal Fund                                 4.91%            5.28%            5.68%              5.76%
(April 1, 1987)

Fixed Income Fund                                      -4.07%            4.14%            6.02%              6.90%
(August 17, 1987)

Global Fixed Income Fund                                4.27%            4.53%            6.32%              6.82%
(November 1, 1990)



The Fixed Income Fund's average annual total returns for the Adviser Class shares for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):



                                 ADVISOR SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)


                                                                                                     Period from the
                                                                                                     commencement of
                                                   One-Year         Five-Year          Ten-Year        operations
                                                   --------         ---------          --------       -------------
Fixed Income Fund                                   -4.31%            3.88%              N/A              5.18%
(July 3, 1996)

                  The Funds' total returns for the periods ended October 31, 2002 for the Class A shares were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):



                                 CLASS A SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)


                                                                                                       Period from the
                                                                                                       commencement of
                                                One-Year            Five-Year          Ten-Year           operations
                                                --------            ---------          --------        ----------------
Investment Grade Fund                              N/A                 N/A                N/A              -3.23%
(December 24, 2001)                                                                                   (not annualized)

New York Municipal Fund                            N/A                 N/A                N/A               2.28%
(November 30, 2001)                                                                                   (not annualized)

Fixed Income Fund                                 -8.86%               N/A                N/A              -5.51%
(July 31, 2001)

Global Fixed Income Fund                           N/A                 N/A                N/A              -0.46%
(November 30, 2001)                                                                                   (not annualized)



                  The Investment Grade Fund's and the Fixed Income Fund's total returns for the periods ended October 31, 2002 for the Class B shares were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):



                                 CLASS B SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)


                                                                                                       Period from the
                                                                                                       commencement of
                                                One-Year            Five-Year          Ten-Year          operations
                                                --------            ---------          --------         -------------
Investment Grade Fund                              N/A                N/A               N/A               -2.95%
(December 24, 2001)                                                                                   (not annualized)

Fixed Income Fund                                -8.67%               N/A               N/A               -4.75%
(July 31, 2001)

                  The Investment Grade Fund's and the Fixed Income Fund's average annual total returns for the periods ended October 31, 2002 for the Class C shares were as follows:



                                 CLASS C SHARES
                    (PERIOD FROM COMMENCEMENT OF OPERATIONS)



                                                                                                      Period from the
                                                                                                      commencement of
                                                  One-Year          Five-Year         Ten-Year          operations
                                                  --------          ---------         --------        ---------------
Investment Grade Fund                               N/A                N/A               N/A                0.03%
(December 24, 2001)                                                                                   (not annualized)

Fixed Income Fund                                  -5.94%              N/A               N/A               -2.59%
(July 31, 2001)



                  The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers 5 Year Municipal Bond Index or the Lehman Brothers Global Aggregate Bond Index, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period.



                  When considering total return figures for periods shorter than one year, investors should bear in mind that the Investment Grade Fund seeks to achieve total return, the New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital, the Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation, and the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation, and that such return may not be representative of any Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions.


                  A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:


                           YIELD = 2[( a-b  + 1)6 -1]
                                       ---
                                       cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


                  The yield for the Funds' Common Class shares and the Fixed Income and Global Fixed Income Funds' Advisor Class shares for the 30-day period ended October 31, 2002 were as follows:

                                                         Common Shares                       Advisor Shares
                                                ------------------------------       -----------------------------
Fund                                            With Waiver     Without Waiver       With Waiver    Without Waiver
----                                            -----------     --------------       -----------    --------------
Investment Grade Fund                              4.88%              3.10%              N/A               N/A
New York Municipal Fund                            2.61%              2.17%              N/A               N/A
Fixed Income Fund                                  4.63%              4.31%             3.64%             3.36%
Global Fixed Income Fund                           3.23%              2.06%             2.71%%            1.56%



                  The yield for the Funds' Class A, B and C shares for the 30-day period ended October 30, 2002 were as follows:



                                 Class A Shares                  Class B Shares                   Class C Shares
                          ----------------------------    ----------------------------     ----------------------------
Fund                      With Waiver   Without Waiver    With Waiver   Without Waiver     With Waiver   Without Waiver
----                      -----------   --------------    -----------   --------------     -----------   --------------
Investment Grade Fund        2.27%           3.10%           3.90%           2.08%            3.89%           2.09%
New York Municipal Fund      4.88%           1.83%            N/A             N/A              N/A             N/A
Fixed Income Fund            4.18%           3.88%           3.64%           3.32%            3.63%           3.31%
Global Fixed Income          2.85%           1.74%            N/A             N/A              N/A             N/A
Fund



                  Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus the aggregate of the maximum federal, state and local income tax rates and adding the product to that portion, if any, of the yield of the New York Municipal Fund that is not tax-exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 2002 was 3.70.



                  After-Tax Return


                  From time to time each Fund may include after-tax performance information in advertisements. To the extent a Fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)
                                        n
                                P(1 + T)  = ATV
                                               D
Where:    P      =   a hypothetical initial payment of $1,000.

          T      =   average annual total return (after taxes on distributions).

          n      =   number of years.

          ATVD   =   ending value of a hypothetical $1,000 investment made
                     at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The average annual total returns (after taxes on distributions) for each Fund's Common Class Shares for the periods ended October 31, 2002 were as follows:




       Fund             1 year         5 year       10 year        Since Inception
-------------------- -------------- -------------- ----------- ----------- -------------
Investment Grade     -2.27%         3.27%          3.13%       4.59%       8/22/88
Fund
-------------------- -------------- -------------- ----------- ----------- -------------
New York Municipal    3.36%         3.57%          3.76%       3.88%       4/1/87
Fund
-------------------- -------------- -------------- ----------- ----------- -------------
Fixed Income Fund    -5.93%         1.67%          3.42%       4.27%       8/17/87
-------------------- -------------- -------------- ----------- ----------- -------------
Global Fixed          2.24%         1.96%          3.54%       4.19%       11/1/90
Income Fund
-------------------- -------------- -------------- ----------- ----------- -------------



                  The average annual total returns (after taxes on distributions) for the Fixed Income Fund's Advisor Class Shares for the periods ended October 31, 2002 were as follows:



       Fund             1 year         5 year       10 year        Since Inception
-------------------- -------------- -------------- ----------- ----------- -------------
Fixed Income Fund    -6.08%         1.52%          N/A         2.79%       7/3/96
-------------------- -------------- -------------- ----------- ----------- -------------

                  The average annual total returns (after taxes on distributions) for each Fund's Class A Shares and, for the Investment Grade Fund and the Fixed Income Fund, Class B and C shares for the periods ended October 31, 2002 were as follows:



                  Class A:




       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A            N/A            N/A         -5.32%     12/24/01
Fund

New York Municipal      N/A            N/A            N/A          1.12%     11/30/01
Fund

Fixed Income Fund       -[7.32]%       N/A            N/A         -7.32%      7/31/01

Global Fixed            N/A            N/A            N/A         -2.51%     11/30/01
Income Fund



                  Class B:


       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A            N/A            N/A         -0.20%     12/24/01
Fund

New York Municipal      N/A            N/A            N/A          N/A
Fund

Fixed Income Fund       -6.51%         N/A            N/A         -4.12%      7/31/01

Global Fixed            N/A            N/A            N/A          N/A
Income Fund



                  Class C:



       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade        N/A             N/A            N/A        -0.12%     12/24/01
Fund

New York Municipal      N/A             N/A            N/A         N/A
Fund

Fixed Income Fund      -6.51%           N/A            N/A        -4.16%      7/31/01

Global Fixed            N/A             N/A            N/A         N/A
Income Fund

Average Annual Total Return (After Taxes on Distribution and Redemptions)

                                P(1 + T)n = ATVDR

Where:    P       =    a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n       =    number of years.

         ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Common Shares for the periods ended October 31, 2002 were as follows:



       Fund             1 year         5 year       10 year        Since Inception
--------------------   --------       --------     ---------     --------------------
Investment Grade       -0.35%          3.28%          3.30%       4.61%       8/22/88
Fund

New York Municipal      3.09%          3.40%          3.62%       3.79%        4/1/87
Fund

Fixed Income Fund      -2.49%          2.08%          3.54%       4.35%       8/17/87

Global Fixed            2.56%          2.30%          3.68%       4.23%       11/1/90
Income Fund



                  The average annual total returns (after taxes on distributions and redemption of Fund shares) for the Fixed Income Fund's Advisor Shares for the periods ended October 31, 2002 were as follows:

       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Fixed Income Fund       -2.64%         1.93%         N/A         2.97%       7/3/96



                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Class A Shares and, for the Investment Grade Fund and the Fixed Income Fund, Class B and C shares for the periods ended October 31, 2002 were as follows:



                  Class A:



       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade         N/A             N/A           N/A        -1.99%    12/24/01
Fund

New York Municipal       N/A             N/A           N/A         1.48%    11/30/01
Fund

Fixed Income Fund       -2.61%           N/A           N/A        -5.25%     7/31/01

Global Fixed             N/A             N/A           N/A        -0.34%    11/30/01
Income Fund




                  Class B:




       Fund             1 Year         5 Year       10 Year        Since Inception
----------------       --------       --------     ---------     -------------------
Investment Grade         N/A            N/A            N/A        -1.82%    12/24/01
Fund

New York Municipal       N/A            N/A            N/A         N/A
Fund

Fixed Income Fund      -5.31%           N/A            N/A         -4.54%    7/31/01

Global Fixed             N/A            N/A            N/A         N/A
Income Fund

                  Class C:




       Fund             1 Year         5 Year       10 Year                 Since Inception
-------------------- -------------- -------------- ----------- --------------------- --------------------
Investment Grade     N/A            N/A            N/A          -1.82%                12/24/01
Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------
New York Municipal   N/A            N/A            N/A          N/A
Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------
Fixed Income Fund    -5.31%         N/A            N/A          -4.54%                 7/31/01
-------------------- -------------- -------------- ----------- --------------------- --------------------
Global Fixed         N/A            N/A            N/A          N/A
Income Fund
-------------------- -------------- -------------- ----------- --------------------- --------------------



                 The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.



                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.



                  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Investment Grade Fund, with the Lehman Brothers U.S. Aggregate Bond Index (composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and including U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by rating agencies); in the case of the New York Municipal Fund, with the Lehman Brothers 5-Year Municipal Bond Index; in the case of the

Fixed Income Fund, with the Lehman Brothers U.S. Aggregate Bond Index (described above); and in the case of the Global Fixed Income Fund, the Lehman Brothers Global Aggregate Bond Index (a macro index of global government and corporate bond markets, composed of various indices calculated by Lehman Brothers, Inc., including the U.S. Aggregate Bond Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index); or (iii) other appropriate indexes of investment securities or with data developed by the Adviser derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its Common Shares to that of any investment company with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.



                  In its reports, investor communications or advertisements, the Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 2002 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.


                                  MISCELLANEOUS


                  As of January 24, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:



Investment Grade Fund                        Common                Advisor             Class A         Class B          Class C
                                             Shares                 Shares              Shares          Shares           Shares
                                             ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                  36.31%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                  7.18%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Retirement Plan Nonlegal Employees of         6.39%
Simpson Thacher & Bartlett*
Mary Ann Braverman,
Accounting Department
425 Lexington Avenue
New York, NY  10017-3903

Beth Dater                                    6.10%
55 Park Avenue, Apt. 3E
New York, NY  10021-8166

Larkin Industries Inc. PSP & Trust*                                                    37.46%
2020 Energy Park Drive
St. Paul, MN  55108-1506

American Enterprise Investment                                                         13.42%
Services*
FBO 211060911
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                              11.53%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Investment Grade Fund                          Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
American Enterprise Investment                                                           10.98%
Services*
FBO 211369571
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                            9.49%
Services*
FBO 569633581
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                            7.80%
Services*
FBO 212610451
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                11.54%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Investment Grade Fund                          Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Merrill Lynch Pierce
Fenner & Smith Inc.*                                                                                      10.31%
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Daun Rauscher Inc.*                                                                                        9.04%
FBO Boog-Scott Family Limited
Partnership
John Boog-Scott, General Partner
4232 Danmire
Richardson TX  75082-3758

American Enterprise Investment                                                                             7.66%
Services*
FBO 132542221
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                  6.56%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment                                                                             6.09%
Services*
FBO 127304381
P.O. Box 3446
Minneapolis, MN  55440-9446

American Enterprise Investment                                                                             5.13%
Services*
FBO 216292251
P.O. Box 3446
Minneapolis, MN  55440-9446

Donaldson Lufkin Jenrette                                                                                                 36.60%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                 36.58%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce                                                                                                      16.48%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486



New York Municipal Fund                         Common                Advisor             Class A         Class B          Class C
                                                Shares                Shares              Shares          Shares           Shares
                                                ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                     29.09%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                    17.85%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

American Enterprise Investment                                                             80.90%
Services*
FBO 195706131
P.O. Box 3446
Minneapolis, MN  55440-9446

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             ------          -------          -------
Donaldson Lufkin Jenrette                                                                5.84%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce                                                                     5.00%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486



Fixed Income Fund                             Common                 Advisor             Class A         Class B          Class C
                                              Shares                 Shares              Shares          Shares           Shares
                                              ------                 -------             -------         -------          -------
Charles Schwab & Co., Inc.*                   37.26%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                   8.39%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

Bost. & Co. A/C MIDF858662*                    7.54%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Salomon Smith Barney Inc.*                     5.21%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Donaldson Lufkin Jenrette                                             5.12%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                 13.29%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co.*                                                             9.77%
Cust. for the R/O IRA of
Judith Berbenich
55 Tabb Pl.
Staten Island, NY  10302-2033

State Street Bank & Trust Co.*                                                             7.83%
Cust. for the R/O IRA of
Margaret T. Capehart
381 E. 7 St.
Brooklyn, NY  11218-4105

Olivia W. Russell                                                                          5.95%
702 Chickasaw Dr. S.
Flowood, MS  39232-8675

American Enterprise Investment                                                             5.48%
Services*
FBO 195521161
P.O. Box 3446
Minneapolis, MN  55440-9446

Larkin Industries Inc. PSP & Trust*                                                        5.08%
2020 Energy Park Drive
St. Paul, MN  55108-1506

Merrill Lynch Pierce                                                                                                      15.10%
Fenner & Smith Inc.*
Building 1 Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

Donaldson Lufkin Jenrette                                                                                                 14.25%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                  9.96%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                                  7.98%
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

New York Municipal Fund                        Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Salomon Smith Barney Inc.*                                                                                                 6.32%
333 West 34 Street - 3rd Floor
7th Floor Mutual Funds Dept.
New York, NY  10001-2483



Global Fixed Income Fund                       Common                Advisor             Class A         Class B          Class C
                                               Shares                Shares              Shares          Shares           Shares
                                               ------                -------             -------         -------          -------
Charles Schwab & Co., Inc.*                    21.67%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Salomon Smith Barney Inc.*                     18.71%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Fidelity Investments Institutional*            11.84%
Operations Center as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial Svcs. Corp.*                   10.02%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Global Fixed Income Fund                   Common                 Advisor             Class A         Class B          Class C
                                           Shares                 Shares              Shares          Shares           Shares
                                           ------                 -------             -------         -------          -------
Smith Barney Corporate Trust               9.52%
Company Trustee FBO Smith Barney 401
Advisor Group Trust Dated 01/01/98*
2 Tower Center
P.O. Box 1063 Plan Valuation
Services
East Brunswick, NJ  08816-1063


* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS


                  Each Fund's audited annual report for the Common Class, the Advisor Class and the Class A, Class B and Class C shares, as applicable, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

Exhibit No.                                Description of Exhibit
-----------                                ----------------------
         a (1)                             Agreement and Declaration of Trust dated January 20, 1987.(1)

           (2)                             Articles of Amendment dated January 15, 1997.(2)

           (3)                             Certificate of Amendment dated February 23, 2001.(3)

           (4)                             Certificate of Authorization, Establishment and Designation of Classes of
                                           Shares dated May 17, 2001.(4)

           (5)                             Certificate of Amendment dated October 16, 2001.(4)

           (6)                             Certificate and Instrument of Amendment to the Agreement and Declaration
                                           of Trust dated June 17, 2002.

         b (1)                             Second Amended and Restated By-Laws as amended April 5, 1995.(1)

           (2)                             Amendment to By-Laws dated February 6, 1998(5)

           (3)                             Amended By-Laws dated February 5, 2001.(6)

           (4)                             Amendment to By-Laws dated March 26, 2001.(3)

           (5)                             Amendment to By-Laws dated December 12, 2001.(4)

1 Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed on January 16, 1996.

2 Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997.

3 Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed on April 30, 2001.

4 Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed on February 14, 2002.

5 Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed on February 17, 1998.

6 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

Exhibit No.                                Description of Exhibit
-----------                                ----------------------
           (6)                             Amended and Restated By-Laws.

         c                                 Form of Stock Certificates.(7)

         d                                 Investment Advisory Agreement dated July 6, 1999.

         e(1)                              Distribution Agreement with Credit Suisse Asset Management Securities,
                                           Inc. ("CSAMSI") dated August 1, 2000(8)

          (2)                              Amendment to Distribution Agreement with CSAMSI dated April 26, 2001.

         f                                 Not applicable.

         g(1)                              Custodian Agreement with State Street Bank and Trust Company ("State
                                           Street") dated October 20, 2000.(9)

          (2)                              Amendment to Custodian Agreement with State Street dated April 26, 2001.(10)

          (3)                              Amendment to Custodian Agreement with State Street dated May 16, 2001.(10)

          (4)                              Amended Exhibit I to Custodian Agreement with State Street dated May 16,
                                           2001.(10)

         h(1)                              Co-Administration Agreement with CSAMSI dated November 1, 1999.

7 Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 14, 1995 (Securities Act File No.33-58125).

8 Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

9 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

Exhibit No.                                Description of Exhibit
-----------                                ----------------------
          (2)                              Co-Administration Agreement with State Street dated March 18, 2002.(11)

          (3)                              Forms of Services Agreements.(12)

          (4)                              Transfer Agency Agreement with Boston Financial Data Services, Inc. dated
                                           February 1, 2001.

          (5)                              Amendment to Transfer Agency and Service Agreement with Boston Financial
                                           Data Services, Inc. dated December 31, 2002.

         i(1)                              Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.(13)

          (2)                              Opinion of Sullivan & Worcester, Massachusetts counsel to the Fund.(13)

         j(1)                              Consent of PricewaterhouseCoopers LLP, Independent Accountants.

          (2)                              Powers of Attorney.

         k                                 Not applicable.

         l(1)                              Purchase Agreement dated July 10, 1987.

          (2)                              Purchase Agreement dated June 29, 2001.

         m(1)                              Shareholder Servicing and Distribution Plan for Common Class Shares dated
                                           November 16, 2000.

          (2)                              Distribution Plan for Advisor Class Shares dated November 16, 2000.


10 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

11 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

12 Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Japan Growth Fund, Inc., filed on December 18, 1995 (Securities Act File No. 33-63653).

13 Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed on February 24, 2000.

Exhibit No.                                Description of Exhibit
-----------                                ----------------------

         n                                 Not applicable.

         o                                 Amended Rule 18f-3 Plan dated November 12, 2001.(9)

         p                                 Amended Form of Code of Ethics dated February 12, 2002.(14)


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg Pincus Asset Management International, Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.


Item 25. INDEMNIFICATION

         Registrant and officers and directors or trustees of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on February 11, 1997.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27. PRINCIPAL UNDERWRITER


         (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Global Financial Services Fund; Credit Suisse Global New Technologies Fund; Credit Suisse Global Technology Fund; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging


14 Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 5, 2002 (Securities Act File No. 33-58125).

Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse European Equity Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Investment Grade Bond Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Growth Fund; Credit Suisse Municipal Bond Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund; Credit Suisse Trust; Credit Suisse Trust II and Credit Suisse Strategic Value Fund.


                  (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

                  (c) None.



Item 28. LOCATION OF ACCOUNTS AND RECORDS


(1)      Credit Suisse Fixed Income Fund
         466 Lexington Avenue
         New York, New York  10017-3140
         (Fund's Agreement and Declaration of Trust, by-laws and minute books)

(2)      Credit Suisse Asset Management Securities, Inc.
         466 Lexington Avenue
         New York, New York  10017-3140
         (records relating to its functions as co-administrator and distributor)

(3)      State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110
         (records relating to its functions as co-administrator and custodian)

(4)      Credit Suisse Asset Management, LLC
         466 Lexington Avenue
         New York, New York  10017-3140
         (records relating to its functions as investment adviser)

(5)      Boston Financial Data Services, Inc.
         2 Heritage Drive
         North Quincy, Massachusetts 02171
         (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29. MANAGEMENT SERVICES

                  Not applicable.

Item 30. UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of February, 2003.


                                      CREDIT SUISSE FIXED INCOME FUND


                                   By: /s/Laurence R. Smith
                                      ----------------------
                                      Laurence R. Smith
                                      Chairman (Chief Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                                                      Title                        Date
---------                                                      -----                        ----
/s/Laurence R. Smith                             Chairman (Chief Executive          February 24, 2003
--------------------                             Officer)
Laurence R. Smith

/s/Michael A. Pignataro                          Treasurer and Chief Financial      February 24, 2003
---------------------------                      Officer
   Michael A. Pignataro

/s/William W. Priest*                            Trustee                            February 24, 2003
---------------------------
   William W. Priest

/s/Richard H. Francis*                           Trustee                            February 24, 2003
---------------------------
   Richard H. Francis

/s/Jack W. Fritz*                                Trustee                            February 24, 2003
------------------
   Jack W. Fritz

/s/Jeffrey E. Garten*                            Trustee                            February 24, 2003
---------------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*                         Trustee                            February 24, 2003
---------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                          Trustee                            February 24, 2003
---------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                               Trustee                            February 24, 2003
------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro                                                         February 24, 2003
    -----------------------
     Michael A. Pignataro as Attorney-in-Fact


                                INDEX TO EXHIBITS


         Exhibit No.                           Description of Exhibit
         -----------                           ----------------------

         a(6)                              Certificate and Instrument of Amendment to the Agreement and Declaration
                                           of Trust dated June 17, 2002.

         b(6)                              Amended and Restated By-Laws.

         d                                 Investment Advisory Agreement dated July 6, 1999.

         e(2)                              Amendment to Distribution Agreement with CSAMSI dated April 26, 2001.

         h(1)                              Co-Administration Agreement with CSAMSI dated November 1, 1999.

          (4)                              Transfer Agency Agreement with Boston Financial Data Services, Inc. dated
                                           February 1, 2001.

          (5)                              Amendment to Transfer Agency and Service Agreement with Boston Financial
                                           Data Services, Inc. dated December 31, 2002.

         j(1)                              Consent of PricewaterhouseCoopers LLP, Independent Accountants.

          (2)                              Powers of Attorney.

         l(1)                              Purchase Agreement dated July 10, 1987.

          (2)                              Purchase Agreement dated June 29, 2001.

         m(1)                              Shareholder Servicing and Distribution Plan for Common Class Shares dated
                                           November 16, 2000.

          (2)                              Distribution Plan for Advisor Class Shares dated November 16, 2000.
